February 24, 1998


To Shareholders of the following series of the Manning & Napier Fund:

          Small Cap Series
          International Series
          World Opportunities Series
          Global Fixed Income Series
          New York Tax Exempt Series
          Ohio Tax Exempt Series
          Diversified Tax Exempt Series

Dear Shareholder:

Enclosed are copies of the Annual Reports for each of the above Series of the Manning & Napier Fund in which you owned shares as of December 31, 1997. The reports include information about the Series performance as well as portfolio listings as of that date.

Please contact our Fund Services department at 1-800-4MN-FUND (1-800-466-3863) or your Client Consultant if you have any questions about your holdings in the Manning & Napier Fund.

Sincerely,


/s/ Amy J. Williams

Amy J. Williams
Fund Services Manager

Manning & Napier Fund, Inc.

Global Fixed Income Series

Annual Report December 31, 1997

Management Discussion and Analysis

Dear Shareholders:

Most investors are familiar with Manning & Napier's long_term interest rate overview; an overview that calls for a continuation of the saw_tooth decline in interest rates that has defined the U.S. fixed income markets for the last
15  years.    The  decline  in  U.S.  rates  can  be  traced to the increased globalization of the world's economy, the resulting increase in the competitive environment, and disinflation that has resulted from consumers, producers, and policy makers responding to the new environment. However that is hardly a domestic phenomenon. The disinflationary pressures that have pushed down U.S. rates are having the same impact around the world, and the Global Fixed Income Series was introduced on October 31, 1997 to allow our investors to take advantage of those global opportunities.

Traditionally, international fixed income securities are introduced into a portfolio for diversification reasons. However, Manning & Napier only follows tradition when it makes investment sense, and with interest rates converging around the world, diversification as an investment rationale may be losing some of its luster. Apart from diversification, there will always be individual opportunities in the global fixed income marketplace.

A more fundamental reason for activating the Global Fixed Income Series is that it increases the number of investment opportunities available to our accounts. With long-term U.S. interest rates below 6%, it becomes difficult for accounts to rely simply on the domestic fixed markets to meet their investment objectives. Expanding the universe of investment options, and doing it within the fixed income framework that has served Manning & Napier so well, seems to us to be a prudent course of action.

The  Series  was  activated  with  the  objective  of generating the same high quality fixed income total returns to which our clients have become accustomed. The catalyst behind the activation of the Global Fixed Income Series was the sell_off of Latin American debt last fall. In our opinion, the increase in Latin American yields occurred in sympathy with the problems in the Pacific Rim. Manning & Napier considered Latin American debt to be a quality investment opportunity because the economic fundamentals in Latin America are quite different from those in the Pacific Rim and did not justify the sell off.

The Series cannot invest more than 20% of its assets in securities rated below investment grade. At the end of 1997, the Latin American bonds, spread across Brazil, Mexico, and Argentina, fill that particular niche. The remaining assets were spread across seven different countries. The Series carries a rather heavy weighting in U.S. securities. The rationale for this is our positive overview on the U.S. dollar, plus the opportunity to invest in non_U.S. Treasury securities, for example, "putable" corporate bonds and selected mortgage_backed securities. The Series also holds an unhedged Canadian investment by which we intend to take advantage of an extremely undervalued currency. We expect the Italian and Spanish bonds to allow the Series to benefit from the relatively higher yielding government bonds of the potential European Monetary Union (EMU) members. The currency exposures

Management Discussion and Analysis

 associated with these positions are partially hedged to mitigate the currency risk. The bonds of Australia and New Zealand were purchased because both of these countries are characterized by very high real interest rates and Manning & Napier expects both countries will experience economic slowdowns associated with the problems in the Pacific Rim. Those positions have also been partially hedged.

From the time that the Series opened at the end of October through the end of 1997, it generated a total return of 2.00%. That compares favorably to the return of the Merrill Global Government Bond Index which had a -1.59% return over the same period. The 359 basis points (3.59%) of outperformance can be traced to the heavy dollar exposure of the Global Fixed Income Series. The declines in U.S. interest rates on top of an appreciating dollar made dollar-denominated assets the best performing fixed income assets. Most of all though, we should note that this initial performance, while encouraging, covers an extremely short period of time. It is long-term strategies, not short-term performance, on which successful investments are based.

We at Manning & Napier are excited by the activation of the Global Fixed Income Series. It expands our universe of investment options and allows us to employ the fixed income processes that have been so successful within the U.S. markets to the fixed income markets around the world.

We wish you the best for a happy, healthy, and prosperous 1998.

Sincerely,


Manning & Napier Advisors, Inc.

Performance Update as of December 31, 1997

The  value  of  a  $10,000  investment in the Manning & Napier Fund, Inc.
 - Global Fixed Income Series from its inception (10/31/97) to present (12/31/97) as compared to the Merill Lynch Global Government Bond Index.1







Manning & Napier Fund, Inc.
Global Fixed Income Series

                                                 Total Return
Through                      Growth of $10,000                  Average
12/31/97                     Investment          Cumulative     Annual
---------------------------  ------------------  -------------  -------

Inception 2                  $           10,200          2.00%  N/A











Merill Lynch Global
Government Bond Index

                                           Total Return
                                           -------------
Through                Growth of $10,000                  Average
12/31/97               Investment          Cumulative     Annual
---------------------  ------------------  -------------  -------

Inception 2            $            9,841         -1.59%  N/A



<graphic>
<line chart>
Data for line chart to follow:





               Manning & Napier         Merill Lynch Global
Date      Global Fixed Income Series   Government Bond Index

10/31/97  $                    10,000  $               10,000
11/30/97  $                    10,050  $                9,853
12/31/97  $                    10,200  $                9,841





1 The unmanaged Merrill Lynch Global Government Bond Index is a market value weighted measure of approximately 544 global government bonds. The Indices' returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

2 The Fund and Index performance numbers are calculated from October 31,1997, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - December 31, 1997







                                                                     Principal       Value
                                                         Currency     Amount        (Note 2)

ARGENTINA - 4.31%
        Republic of Agrentina, 11.375%, 1/30/2017
          (Identified Cost $5,149,596)                   USD           5,000,000  $ 5,484,375
                                                                                  ------------

AUSTRALIA - 6.27%
        Australian Government, 8.75%, 1/15/2001          AUD           5,320,000    3,775,435
        Australian Government, 6.75%, 11/15/2006         AUD           6,140,000    4,200,714
                                                                                  ------------

      TOTAL AUSTRALIAN SECURITIES
        (Identified Cost $8,587,395)                                                7,976,149
                                                                                  ------------

BRAZIL - 9.62 %
        Federal Republic of Brazil, 10.125%, 5/15/2027
          (Identified Cost $10,757,500)                  USD          13,000,000   12,236,250
                                                                                  ------------

CANADA - 9.27%
        Canadian Government, 4.75%, 9/15/1999            CAD           1,875,000    1,304,446
        Canadian Government, 5.50%, 9/1/2002             CAD           1,845,000    1,297,504
        Canadian Government, 7.25%, 6/1/2007             CAD          11,745,000    9,180,936
                                                                                  ------------

      TOTAL CANADIAN SECURITIES
        (Identified Cost $12,074,543)                                              11,782,886
                                                                                  ------------

SPAIN - 9.03%
        Bonos Y Oblig Del Estado, 9.40%, 4/30/1999       SP          483,000,000    3,365,505
        Bonos Y Oblig Del Estado, 7.90%, 2/28/2002       SP          468,000,000    3,413,240
        Bonos Y Oblig Del Estado, 7.35%, 3/31/2007       SP          632,000,000    4,710,513
                                                                                  ------------

      TOTAL SPANISH SECURITIES
      (Identified Cost $11,775,920)                                                11,489,258

ITALY - 9.44%
       Buoni Poliennali del Tesoro, 7.50%, 10/1/1999     ITL       6,625,000,000    3,925,399
       Buoni Poliennali del Tesoro, 6.25%, 3/1/2002      ITL       6,700,000,000    3,970,598
       Buoni Poliennali del Tesoro, 6.75%, 7/1/2007      ITL       6,645,000,000    4,102,087
                                                                                  ------------

      TOTAL ITALIAN SECURITIES
      (Identified Cost $12,207,673)                                                11,998,084
                                                                                  ------------

MEXICO - 4.65%
       United Mexican States, 11.50%, 5/15/2026
        (Identified Cost $5,679,307)                     USD           5,000,000    5,915,625
                                                                                  ------------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1997






                                                                    Principal      Value
                                                          Currency    Amount      (Note 2)

NEW ZEALAND - 2.61%
       New Zealand Government, 6.50%, 2/15/2000           NZD        3,065,000  $ 1,742,916
       New Zealand Government, 8.00%, 11/15/2006          NZD        2,550,000    1,573,723
                                                                                ------------

      TOTAL NEW ZEALAND SECURITIES
       (Identified Cost $3,667,031)                                               3,316,639
                                                                                ------------

UNITED KINGDOM - 2.29%
       United Kingdom Bond, 9.50%, 1/15/1999
       (Identified Cost $2,884,222)                       BP         1,726,500    2,906,123
                                                                                ------------

UNITED STATES - 29.74%
      CORPORATE BONDS - 5.64%
       Motorola. Inc., 6.50%, 9/1/2025                    USD        3,000,000    3,122,379
       Xerox Corp., 6.25%, 11/15/2026                     USD        3,990,000    4,051,957
                                                                                ------------

      TOTAL CORPORATE BONDS
       (Identified Cost $7,125,620)                                               7,174,336
                                                                                ------------

      U.S. GOVERNMENT AGENCY - 9.78%
       GNMA, POOL #417346, 6.00%, 4/15/2026               USD        6,093,580    5,880,305
       GNMA, POOL #441545, 9.00%, 3/15/2027               USD        6,134,761    6,560,361
                                                                                ------------

      TOTAL U.S. GOVERNMENT AGENCIES
       (Identified Cost $12,417,789)                                             12,440,666
                                                                                ------------

      U.S. TREASURY SECURITIES - 14.32%
      U.S. TREASURY NOTES - 9.47%
       U.S. Treasury Note, 5.75%, 9/30/1999               USD        6,000,000    6,007,500
       U.S. Treasury Note, 5.875%, 9/30/2002              USD        6,000,000    6,035,628
                                                                                ------------

     TOTAL U.S. TREASURY NOTES
      (Identified Cost $12,013,522)                                              12,043,128
                                                                                ------------

    U.S. TREASURY STRIPPED SECURITIES - 4.85%
      Interest Stripped - Principal Payment. 11/15/2002   USD        4,000,000    3,042,680
      Interest Stripped - Principal Payment. 11/15/2017   USD       10,300,000    3,121,621
                                                                                ------------

    TOTAL U.S. TREASURY STRIPPED SECURITIES
     (Identified Cost $6,063,342)                                                 6,164,301
                                                                                ------------

    TOTAL U.S. TREASURY SECURITIES
     (Identified Cost $18,076,864)                                               18,207,429
                                                                                ------------

    TOTAL UNITED STATES SECURITIES
     (Identified Cost $37,620,273)                                               37,822,431
                                                                                ------------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1997







                                                         Principal         Value
                                                       Amount/Shares     (Note 2)

    SHORT-TERM INVESTMENTS - 10.14%
     Federal Home Loan Bank Discount  Note, 2/5/1998   $    5,000,000  $  4,972,972
     Federal National Mortgage Corporation Discount
        Note, 2/5/1998                                      4,000,000     3,978,417
     Dreyfus U.S. Treasury Money Market                     3,952,615     3,952,615
                                                                       -------------

    TOTAL SHORT-TERM INVESTMENTS
     (Identified Cost $12,904,004)                                       12,904,004
                                                                       -------------

    TOTAL INVESTMENTS - 97.37%
     (Identified Cost $123,307,464)                                    $123,831,824

    OTHER ASSETS, LESS LIABILITIES - 2.63%                                3,339,817
                                                                       -------------

    NET ASSETS -100%                                                   $ 127,171,64
                                                                       =============



KEY:
AUD - Austrailian Dollar
BP - British Pound
CAD - Canadian Dollar
ITL - Italian Lira
NZD - New Zealand Dollar
SP - Spanish Pesetas
USD - United States Dollar








FEDERAL TAX INFORMATION:

At December 31, 1996, the net unrealized appreciation based on identified cost for federal income tax purposes of $123,376,701 was as follows:

Aggregate gross unrealized appreciation for all investments in
   which there was an excess of value over tax cost                 $ 2,204,668

Aggregate gross unrealized depreciation for all investments in
   which there was an excess of tax cost over value                  (1,749,545)
                                                                   ------------

UNREALIZED APPRECIATION - NET                                       $   455,123
                                                                   ============




The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities







DECEMBER 31, 1997

ASSETS:

Investments, at value (Identified Cost $123,307,464)(Note 2)      $123,831,824
Foreign currency, at value (cost $310,322)                             308,600
Cash                                                                    59,930
Receivable for open forward foreign currency contracts  (Note 2)       960,625
Interest receivable                                                  2,148,567
Receivable for fund shares sold                                         35,180
                                                                  ------------

TOTAL ASSETS                                                       127,344,726
                                                                  ------------

LIABILITIES:

Accrued management fees (Note 3)                                       107,033
Accrued Directors' fees (Note 3)                                         1,667
Payable for fund shares repurchased                                     46,648
Audit fee payable                                                        8,500
Custodian fee payable                                                    6,295
Other payables and accrued expenses                                      2,942
                                                                  ------------

TOTAL LIABILITIES                                                      173,085
                                                                  ------------

NET ASSETS FOR 12,568,715 SHARES
   OUTSTANDING                                                    $127,171,641
                                                                  ============

NET ASSETS CONSIST OF:

Capital stock                                                     $    125,687
Additional paid-in-capital                                         125,563,298
Undistributed net investment income                                     21,366
Accumulated net realized gain on investments                            19,667
Net unrealized appreciation on investments, foreign currency,
  forward currency contracts, and other assets and liabilities       1,441,623
                                                                  ------------

TOTAL NET ASSETS                                                  $127,171,641
                                                                  ============

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   ($127,171,641/12,568,715 shares)                               $      10.12
                                                                  ============



The accompanying notes are an integral part of the financial statements.

Statement of Operations

FOR  THE  PERIOD OCTOBER 31, 1997 (COMMENCEMENT OF OPERATIONS)
TO DECEMBER 31, 1997









INVESTMENT INCOME:

Interest                                                       $1,244,662
                                                               -----------

EXPENSES:

Management fees (Note 3)                                          209,630
Directors' fees (Note 3)                                            1,667
Custodian fee                                                      10,000
Audit fee                                                           8,500
Miscellaneous                                                       2,942
                                                               -----------

Total Expenses                                                    232,739
                                                               -----------

NET INVESTMENT INCOME                                           1,011,923
                                                               -----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain (loss) on-
    Investments (identified cost basis)                            19,667
    Foreign currency and forward foreign currency
           exchange contracts                                      (8,185)
                                                               -----------
Net realized loss on investments                                   11,482
                                                               -----------

Net change in unrealized appreciation on -
   Investments                                                    524,360
   Foreign currency and forward currency contracts and other
       assets and liabilities                                     917,263
                                                               -----------
Net unrealized appreciation on investments                      1,441,623
                                                               -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                               1,453,105
                                                               -----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                             $2,465,028
                                                               ===========



The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets








                                                                  For the Period
                                                              10/31/97 (commencement
                                                            of operations) to 12/31/97
                                                           ----------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                      $                 1,011,923
Net realized gain on investments                                                11,482
Net change in unrealized appreciation on investments and
   forward foreign currency contracts                                        1,441,623
                                                           ----------------------------
Net increase in net assets from operations                                   2,465,028
                                                           ----------------------------


DISTRIBUTIONS TO SHAREHOLDERS (NOTE2):

From net investment income                                                    (982,372)
                                                           ----------------------------


CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase in net assets from capital share
   transactions (Note 5)                                                   125,688,985
                                                           ----------------------------

Net increase in net assets                                                 127,171,641

NET ASSETS:

Beginning of period                                                                 --
                                                           ----------------------------

END OF PERIOD (including undistributed net investment
   income of $21,366)                                      $               127,171,641
                                                           ============================



The accompanying notes are an integral part of the financial statements.
9

Financial Highlights







                                                            FOR THE PERIOD
                                                        10/31/97 (COMMENCEMENT
                                                      OF OPERATIONS) TO 12/31/97
                                                     ----------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT
THE PERIOD):

NET ASSET VALUE - BEGINNING  OF PERIOD               $                     10.00
                                                     ----------------------------

Income from investment operations:
   Net investment income                                                   0.081
   Net realized and unrealized gain (loss)
      on investments                                                       0.118
                                                     ----------------------------

Total from investment operations                                           0.199
                                                     ----------------------------

Less distributions to shareholders:
   From net investment income                                             (0.079)
                                                     ----------------------------

NET ASSET VALUE - END OF PERIOD                      $                     10.12
                                                     ============================

Total return 1                                                              2.00%

Ratios of expenses (to average net assets) /
    Supplemental Data:
    Expenses                                                              1.09%2
    Net investment income                                                 4.75%2

Portfolio turnover                                                             3%

NET ASSETS - END OF PERIOD (000'S OMITTED)           $                   127,172
                                                     ============================




1 Represents aggregate total return for the period indicated.
2 Annualized.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.      ORGANIZATION
        Global Fixed Income Series (the "Fund") is a no-load non-diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

        Shares of the Fund are offered to clients and employees of Manning & Napier Advisors, Inc. (the Advisor) and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1997, 940 million shares have been designated in total among 19 series, of which 50 million
have been designated as Global Fixed Income   Series Common Stock.

2.      SIGNIFICANT ACCOUNTING POLICIES
        SECURITY VALUATION
        Portfolio securities, including corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

        Debt securities, including domestic and foreign government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Funds pricing service.

        Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the the Fund's Board of Directors.

        Short-term investments that mature in sixty days or less are valued at amortized cost which approximates market value.

        SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
        Security transactions are accounted for on the date the securities are purchased or sold. Interest income and expenses are recorded on an accrual basis.

        Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

        FEDERAL INCOME TAXES
        The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes to Financial Statements
2.      SIGNIFICANT ACCOUNTING POLICIES (continued)
        FEDERAL INCOME TAXES (continued)
The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

        DISTRIBUTIONS OF INCOME AND GAINS
Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

        The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

        FOREIGN CURRENCY TRANSLATION
        The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchase and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

        Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investment that result from fluctuations in foreign currency exchange rates is not separately stated.

        FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
        The Fund may purchase or sell forward foreign currency contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

        All forward foreign currency contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a
contract has been closed.   Realized and unrealized gain or loss arising from
a transaction is included in net realized and unrealized gain (loss) from foreign currency and forward currency exchange contracts.

Notes to Financial Statements

        FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)
        The Fund regularly trades forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

        The notional or contractual amount of these instruments represents the investment the Fund has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. A summary of obligations for forward currency exchange contracts outstanding as of December 31, 1997 is as follows:






Settlement  Contracts          In Exchange   Contracts    Net Unrealized
Date        to Deliver         For           At Value     Appreciation
----------  -----------------  ------------  -----------  ---------------

02/04/98    Australian Dollar  $  6,194,400  $ 5,798,840  $       395,560
02/04/98    Deutsche Marks     $ 12,540,099  $11,975,034  $       565,065



       On December 31, 1997, the Fund had sufficient cash and/or securities to cover any commitments under there contracts.

3.      TRANSACTIONS WITH AFFILIATES
        The Fund has an investment advisory agreement with the Advisor, for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Fund's average daily net assets. The fee amounted to $209,630 for the period October 31, 1997 (commencement of operations) to December 31, 1997.

        Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

        The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Fund.

        Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

Notes to Financial Statements

       The compensation of the non-affiliated Directors totaled $1,667 for the period October 31, 1997 (commencement of operations) to December 31, 1997.

4.     PURCHASES AND SALES OF SECURITIES
       For the period October 31, 1997 (commencement of operations) to December 31, 1997, purchases and sales of securities, other than United States Government securities and short-term securities, were $82,155,527 and
$2,184,000,  respectively.   Purchases and sales of United States Government
securities were $30,473,287 and $47,659, respectively.

5.     CAPITAL STOCK TRANSACTIONS
       Transactions in shares of Global Fixed Income Series were:





             For the Period
             10/31/97 (commencement of
              operations) to 12/31/97
             --------------------------
             Shares                      Amount
             --------------------------  -------------

Sold                        12,643,992   $126,446,410
Reinvested                      96,809        967,123
Repurchased                   (172,086)    (1,724,548)
             --------------------------  -------------
Total                       12,568,715   $125,688,985
             ==========================  =============



6.     FOREIGN SECURITIES
       Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than of those securities of comparable U.S. companies and the United States Government.

Independent Accountants Report

     TO THE SHAREHOLDERS AND DIRECTORS OF
     MANNING & NAPIER FUND, INC.- GLOBAL FIXED INCOME SERIES:

We have audited the accompanying statement of assets and liabilities of Manning & Napier Fund, Inc.- Gloabl Fixed Income Series, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period October 31, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Manning & Napier Fund, Inc.- Global Fixed Income Series as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the period October 31, 1997 (commencement of operations) to December 31, 1997 in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
JANUARY 23, 1998

Manning & Napier Fund, Inc.

World Opportunities Series

Annual Report
December 31, 1997

Management Discussion and Analysis


Dear Shareholders:

          Financial markets throughout the world were volatile in the last few months of 1997, but the World Opportunities Series still ended the year with a modest gain. Although the Series' holdings have been affected by the market turmoil, we have identified many exciting investment opportunities which we feel have excellent potential.

      The World Opportunities Series invests in companies throughout the world which fit our strategies and offer strong potential gains. One of our strategies, the profile strategy, is to invest in companies that have sustainable advantages in their markets that allow them high growth rates. Our investments in telecommunications services companies fit this strategy. These are companies which had been government-run monopolies and are now are being privatized. Due to the government protection they formerly enjoyed, they achieved significant size and strength but were limited in their profitability. We expect that the move towards privatization will free up their ability to grow earnings.

          Another strategy, the hurdle rate strategy, involves looking for industries in which we expect industry-wide difficulties to lead to the elimination of some of the companies in that industry. In this case, we invest in the companies which our analysis shows will be the winners after the situation improves. Our holdings in pulp and paper companies illustrate
  this  strategy.    In the past, capacity was added too quickly, resulting in
  excess  supply  relative  to the demand and lower profits for pulp and paper
  companies.    In a situation like this, supply will be adjusted until supply and demand are in line. We invested in two paper companies in Singapore and Brazil, whose production costs are much lower than many of their competitors. Now, with global capacity growth slowing, these companies can be expected to pick up market share. In addition, we also expect the companies in which we invested to benefit from the Asian crisis and its aftermath as their production costs are in devalued local currency, but their products are priced in U.S. dollars. This means that their global competitiveness has been significantly improved.

          The World Opportunities Series closed the year with a gain of 7.81%, compared to 15.76% for the Morgan Stanley Capital International World Index and 33.32% for the S&P Total Return Index. The relative performance can be explained by two factors: the Series' larger weighting in emerging markets and its smaller weighting in U.S. stocks. Because the U.S. market performed strongly again last year, the higher weights benefited the benchmarks.

       A key point in Manning & Napier's overview has been that the U.S. stock market, taken as a whole, is overvalued, and that it is therefore important to look elsewhere for investment opportunities. We are finding many stocks with strong potential throughout the world, and we believe that the World Opportunities Series provides a way for shareholders to benefit from Manning & Napier's investment approach with holdings from around the globe.

     We wish you the best for a happy, healthy, and prosperous 1998.

     Sincerely,


     Manning & Napier Advisors, Inc.

Performance Update as of December 31, 1997







Manning & Napier Fund, Inc.
World Opportunities Series

                                                 Total Return
Through                      Growth of $10,000                  Average
12/31/97                     Investment          Cumulative     Annual

One Year                     $           10,781          7.81%     7.81%
Inception 2                  $           11,301         13.01%     9.70%










S&P 500 Total Return Index

                                                Total Return
Through                     Growth of $10,000                  Average
12/31/97                    Investment          Cumulative     Annual

One Year                    $           13,332         33.32%    33.32%
Inception 2                 $           15,165         51.65%    37.07%










Morgan Stanley Capital
International World Index

                                               Total Return
Through                    Growth of $10,000                  Average
12/31/97                   Investment          Cumulative     Annual

One Year                   $           11,576         15.76%    15.76%
Inception 2                $           12,578         25.78%    18.97%




The value of a $10,000 investment in the Manning & Napier Fund, Inc. -
World Opportunities Series from its inception (9/6/96) to present (12/31/97) as compared to the Standard & Poor's (S&P) 500 Total Return Index and the Morgan Stanley Capital International World Index. 1

<graphic>
<line chart>

Data for chart to follow:






               Manning & Napier            S&P 500         Morgan Stanley Capital
Date      World Opportunities Series  Total Return Index  International World Index

09/06/96                      10,000              10,000                     10,000
09/30/96                      10,040              10,497                     10,390
12/31/96                      10,482              11,372                     10,865
03/31/97                      11,026              11,677                     10,896
06/30/97                      12,866              13,714                     12,536
09/30/97                      12,702              14,741                     12,895
12/31/97                      11,301              15,165                     12,578






1 The Standard & Poor (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter
market.    The Morgan Stanley Capital International World Index is an market capitalization-weighted measure of the total return of 1,560 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East. The Morgan Stanley Capital International Index is denominated in U.S. Dollars. The Indices' returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

2 Performance numbers for the Fund and Indices are calculated from September 6, 1996, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - December 31, 1997






                                                              Value
                                                 Shares      (Note 2)
                                               ----------  ------------
COMMON STOCK - 94.5%

AMUSEMENT & RECREATIONAL SERVICES - 3.6%
   Resorts World Bhd. (Malaysia)                2,050,000  $ 3,465,101
                                                           ------------

APPLIANCES - 1.7%
   Brasmotor S.A. (Brazil)                     16,800,000    1,655,919
                                                           ------------

BEVERAGES - 2.6%
   Vitasoy International Holdings Ltd.          5,810,000    2,455,721
   (Hong Kong)                                             ------------


BROADCAST SERVICES - 6.1%
   Groupe AB S.A.* - ADR (France)                 545,500    3,511,656
   Television Broadcasts Ltd. (Hong Kong)         800,000    2,281,781
                                                           ------------
                                                             5,793,437
                                                           ------------

CHEMICALS & ALLIED PRODUCTS - 13.3%
   Celltech plc* (United Kingdom)                 450,000    2,202,512
   Novartis AG - ADR (Switzerland)                 70,000    5,687,150
   Orion-yhtyma OY - B Shares (Finland)           182,000    4,810,740
                                                           ------------
                                                            12,700,402
                                                           ------------

COMPUTER EQUIPMENT - 2.8%
  Varitronix International Ltd. (Hong Kong)     1,551,000    2,662,288
                                                           ------------

DIAMONDS - 2.1%
   De Beers Centenary AG - ADR (South Africa)     100,000    2,043,750
                                                           ------------

ELECTRONICS & ELECTRICAL EQUIPMENT - 6.5%
   Coleman Company, Inc.* (United States)         134,000    2,152,375
   Toshiba Corp. (Japan)                          300,000    1,245,843
   VTech Holdings Ltd. (Hong Kong)                930,000    2,742,590
                                                           ------------
                                                             6,140,808
                                                           ------------

FOOD - MISCELLANEOUS - 7.7%
   Diageo plc (United Kingdom)                    485,504    4,469,013
   Nestle S.A. (Switzerland)                        1,920    2,872,206
                                                           ------------
                                                             7,341,219
                                                           ------------

HOLDING COMPANIES - 1.0%
   C.P. Pokphand Co. (Hong Kong)                5,899,000      928,816
                                                           ------------



The accompanying notes are an integral part of the financial statements.

Investment Poerfolio - December 31, 1997







                                                                   Value
                                                      Shares      (Note 2)


INDUSTRIAL & COMMERCIAL MACHINERY - 4.9%
   Creative Technology Ltd.* (Singapore)               183,000  $ 4,026,000
   First Tractor Company Ltd.* (Hong Kong)           1,006,000      606,976
                                                                ------------
                                                                  4,632,976
                                                                ------------

NONDEPOSITORY CREDIT INSTITUTIONS - 5.3%
   Takefuji Corp. (Japan)                              110,000    5,039,201
                                                                ------------

PAPER & ALLIED PRODUCTS - 6.8%
   Aracruz Celulose S.A. - ADR (Brazil)                200,000    2,875,000
   Asia Pulp & Paper Company Ltd. - ADR
      (Singapore)                                      355,000    3,572,188
                                                                ------------
                                                                  6,447,188
                                                                ------------

PETROLEUM REFINING - 1.9%
   YPF Sociedad Anonima - ADR (Argentina)               53,500    1,829,031
                                                                ------------

PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 2.6%
   Eastman Kodak Co. (United States)                    41,000    2,493,312
                                                                ------------

TELECOMMUNICATIONS SERVICES - 24.7%
   Compania Anonima Nacional Telefonica de
     Venezuela (CANTV) - ADR (Venezuela)                95,000    3,954,375
   France Telecom S.A.* - ADR (France)                 144,000    5,184,000
   Telecom Italia S.p.A. - ADR (Italy)                  85,000    5,440,000
   Telecommunicacoes Brasileiras S.A. (Telebras) -
     ADR (Brazil)                                       40,000    4,657,500
   Vimpel-Communications - ADR* (Russia)               120,000    4,275,000
                                                                ------------
                                                                 23,510,875
                                                                ------------

TOBACCO - 0.9%
   PT Hanjaya Mandala Sampoerna (Indonesia)          1,070,000      821,937
                                                                ------------

TOTAL COMMON STOCK
   (Identified Cost $94,475,675)                                 89,961,981
                                                                ------------

SHORT-TERM INVESTMENTS - 1.8%
   Dreyfus U.S. Treasury Money Market
   (Identified Cost $1,692,945)                      1,692,945    1,692,945
                                                                ------------

TOTAL INVESTMENTS - 96.3%
   (Identified Cost $96,168,620)                                 91,654,926

OTHER ASSETS, LESS LIABILITIES - 3.7%                             3,560,025
                                                                ------------

NET ASSETS -100%                                                $95,214,951
                                                                ============



*Non-income producing security.

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1997







FEDERAL TAX INFORMATION:

At December 31, 1997, the net unrealized depreciation based on identified cost for federal income tax purposes of $96,677,851 was as follows:

Aggregate gross unrealized appreciation for all investments
   in which there was an excess of value over tax cost             $ 12,225,310

Aggregate gross unrealized depreciation for all investments
   in which there was an excess of tax cost over value              (17,248,235)
                                                                  -------------

UNREALIZED DEPRECIATION - NET                                      $ (5,022,925)
                                                                  =============







COUNTRY ALLOCATION (AS A PERCENT OF NET ASSETS):

Argentina                                          1.9%
Brazil                                             9.6%
Finland                                            5.0%
France                                             9.1%
Hong Kong                                         12.4%
Indonesia                                          0.9%
Italy                                              5.7%
Japan                                              6.6%
Malaysia                                           3.6%
Singapore                                          8.0%
South Africa                                       2.1%
Switzerland                                        9.0%
Russia                                             4.5%
United Kingdom                                     7.0%
United States                                      4.9%
Venezuela                                          4.2%
                                                  -----

Total Common Stock                                94.5%
                                                  =====




The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities







DECEMBER 31, 1997

ASSETS:

Investments, at value (Identified Cost $96,168,620) (Note 2)    $91,654,926
Foreign currency, at value (cost $3,113,927)                      2,911,581
Cash                                                                 57,320
Receivable for open forward foreign currency
   contracts (Note 2)                                               651,915
Receivable for fund shares sold                                      35,970
Dividends receivable                                                 18,040
Foreign tax reclaims receivable                                      10,993
Prepaid Expense                                                       3,726
                                                                ------------

TOTAL ASSETS                                                     95,344,471
                                                                ------------

LIABILITIES:

Accrued management fees (Note 3)                                     78,592
Accrued Directors' fees (Note 3)                                      1,566
Payable for fund shares repurchased                                  24,711
Audit fee payable                                                    12,387
Custodian fee payable                                                11,692
Other payables and accrued expenses                                     572
                                                                ------------

TOTAL LIABILITIES                                                   129,520
                                                                ------------

NET ASSETS FOR 9,755,164 SHARES OUTSTANDING                     $95,214,951
                                                                ============

NET ASSETS CONSIST OF:

Capital stock                                                   $    97,552
Additional paid-in-capital                                       98,536,807
Undistributed net investment income                                 183,266
Accumulated net realized gain on investments                        461,471
Net unrealized appreciation on investments, foreign currency, forward foreign currency exchange contracts, and other
       assets and liabilities                                    (4,064,145)
                                                                ------------

TOTAL NET ASSETS                                                $95,214,951
                                                                ============

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE - CLASS A
  ($95,214,951/9,755,164 shares)                                $      9.76
                                                                ============



The accompanying notes are an integral part of the financial statements.

Statement of Operations






FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:

Dividends (net of withholding)                              $ 1,435,732
Interest                                                        360,982
                                                            ------------

Total Investment Income                                       1,796,714
                                                            ------------

EXPENSES:

Management fees (Note 3)                                        923,011
Directors' fees (Note 3)                                          8,166
Custodian fee                                                    78,000
Registration and filing fee                                      23,384
Audit fee                                                        20,000
Miscellaneous                                                    10,295
                                                            ------------

Total Expenses                                                1,062,856
                                                            ------------

NET INVESTMENT INCOME                                           733,858
                                                            ------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain on -
    Investments (identified cost basis)                      10,089,322
    Foreign currency and forward foreign currency
      exchange contracts                                      1,547,654
                                                            ------------

Net realized gain on investments                             11,636,976
                                                            ------------

Net change in unrealized appreciation (depreciation) on -
      Investments                                            (7,241,562)
      Foreign currency, forward foreign currency exchange
         contracts, and other assets and liabilities             64,613
                                                            ------------

Net unrealized depreciation on investments                   (7,176,949)
                                                            ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                             4,460,027
                                                            ------------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                          $ 5,193,885
                                                            ============



The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets







                                                                           For the Period
                                                                               9/6/96
                                                                           (commencement
                                                          For the Year     of operations)
                                                         Ended 12/31/97     to 12/31/96
                                                        ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                   $       733,858   $       367,076
Net realized gain on investments                             11,636,976            93,389
Net change in unrealized appreciation (depreciation)
   on investments                                            (7,176,949)        3,112,804
                                                        ----------------  ----------------

Net increase in net assets from operations                    5,193,885         3,573,269
                                                        ----------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                     (730,313)         (370,123)
From net realized gain on investments                       (11,273,357)          (68,711)
                                                        ----------------  ----------------

Total distributions to shareholders                         (12,003,670)         (438,834)
                                                        ----------------  ----------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase in net assets from capital share
   transactions (Note 5)                                     24,686,416        74,203,885
                                                        ----------------  ----------------

Net increase in net assets                                   17,876,631        77,338,320

NET ASSETS:

Beginning of period                                          77,338,320                --
                                                        ----------------  ----------------

END OF PERIOD (including undistributed net investment
   income of $3,545 and $0, respectively)               $    95,214,951   $    77,338,320
                                                        ================  ================



The accompanying notes are an integral part of the financial statements.

Financial Highlights










                                                                           For the Period 9/6/96
                                                       For the Year    (commencement of operations)
                                                      Ended 12/31/97            to 12/31/96
                                                     ----------------  -----------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD):
NET ASSET VALUE - BEGINNING  OF PERIOD                    $10.42                  $10.00
                                                     ----------------  -----------------------------

Income from investment operations:
Net investment income                                     0.086                    0.051
Net realized and unrealized gain on investments           0.669                    0.429
                                                     ----------------  -----------------------------

Total from investment operations                          0.755                    0.480
                                                     ----------------  -----------------------------

Less distributions to shareholders:
From net investment income                               (0.086)                  (0.051)
From net realized gain on investments                    (1.329)                  (0.009)
                                                     ----------------  -----------------------------

Total distributions to shareholders                      (1.415)                  (0.060)
                                                     ----------------  -----------------------------

NET ASSET VALUE - END OF PERIOD                           $9.76                   $10.42
                                                     ================  =============================

Total return1                                             7.81%                    4.82%

Ratios of expenses (to average net assets) /
Supplemental Data:
Expenses                                                  1.15%                   1.17%2
Net investment income                                     0.79%                   1.54%2

Portfolio turnover                                         62%                      1%

Average commission rate paid                             $0.0101                  $0.0065

NET ASSETS - END OF PERIOD (000'S OMITTED)               $95,215                  $77,338
                                                     ================  =============================




1  Represents aggregate total return for the period indicated.
2  Annualized.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.     ORGANIZATION

World Opportunities Series (the "Fund") is a no-load non-diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.


The Fund is authorized to issue five classes of shares (Class, A, B,
C,  D,  and  E).      Currently, only Class A shares have been issued.  Each
class of shares are substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

Shares of the Fund are offered to clients and employees of Manning &
Napier Advisors, Inc. (The Advisor) and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01.  As of December
31,  1997,  940  million  shares  have been designated     in total among 19
series, of which 37.5 million have been designated as World     Opportunities
Series Class A Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

     SECURITY VALUATION

Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the last quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Funds pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost which approximates market value.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

Security transactions are accounted for on the date the securities are
purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

Notes to Financial Statements

     FEDERAL INCOME TAXES

The  Fund's  policy is to comply with the provisions of the Internal
Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTIONS OF INCOME AND GAINS

Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

For the year ended December 31, 1997, the Fund distributed $2,011,720 of long-term capital gains, all of which representes 28% rate gain.

     FOREIGN CURRENCY TRANSLATION

The  accounting records of the Fund are maintained in U.S. dollars.
Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchase and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investment that result from fluctuations in foreign currency exchange rates is not separately stated.

Notes to Financial Statemetns

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may purchase or sell forward foreign currency contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been
closed.   Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) from foreign currency and forward currency exchange contracts.

The Fund regularly trades forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Fund has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. A summary of obligations for forward currency exchange contracts outstanding as of December 31, 1997 is as follows:






                                                     Net unrealized
Settlement  Contracts     In Exchange   Contracts    Appreciation/
   Date     to Deliver        For        At Value    (Depreciation)
----------  ------------  ------------  ----------  ----------------

  01/09/98  French Franc  $  2,052,335  $2,004,000  $         48,335
  01/09/98  French Franc     2,468,085   2,421,500            46,585
  01/09/98  Japanese Yen     3,145,695   2,910,124           235,571
  01/09/98  Japanese Yen     3,218,501   2,971,389           247,112
  01/09/98  Swiss Francs     2,797,203   2,736,644            60,559
  01/09/98  Swiss Francs     1,382,075   1,368,322            13,753



On December 31, 1997, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Notes to Financial Statements

     OPTION CONTRACTS

The Fund may write (sell) or buy call or put options on securities and other financial instruments. When the Fund writes a call, the Fund gives the purchaser the right to buy the underlying security from the Fund at the price specified in the option contract (the exercise price) at any time during the
option  period.    When  the  Fund  writes  a put option, the Fund gives the
purchaser the right to sell to the Fund the underlying security at the exercise price at any time during the option period. The Fund will only write options on a covered basis. This means that the Fund will own the underlying security when the Fund writes a call or the Fund will put aside cash, U.S. Government securities, or other liquid assets in the amount not less than the exercise price at all times the put option is outstanding.

When the Fund writes a call or put option, an amount equal to the premium received is included in the Funds Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of the option is the closing price or, in the absence of a closing price, the bid price.

If a written option expires on its stipulated expiration date or if the
Fund enters into a closing transaction, a gain or loss is realized on the contract. When a gain or loss is realized, the liability related to such option contract is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the premium received from the option is added to proceeds from the sale of the underlying security thereby increasing the gain or decreasing the loss from the sale of the underlying security. If a written put option is exercised, the cost of the underlying security purchased by the Fund will be decreased by the premium originally received.

The Fund may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by the Fund for the purchase of a call or put option is included in the Funds Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current market value of the option. The current market value of the option is the closing price or, in the absence of a closing price, the bid price.

If an option the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such a sale are decreased by the premium originally paid.

Notes to Financial Statements

     OPTION CONTRACTS (CONTINUED)

The measurement of the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered. A summary of obligations for option contracts for the year ended December 31, 1997 is as follows:

WRITTEN PUT OPTIONS

                                Shares     Amount

     Options written              400     $318,789
     Options expired             (400)    (318,789)
                                ------    ---------
     Balance, December 31, 1997     0     $      0
                                ======    =========

     OTHER

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.


3.     TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Fund's average daily net assets. The fee amounted to $923,011 for the year ended December 31, 1997.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Fund.

Notes to Financial Statements

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The compensation of the non-affiliated Directors totaled $8,166 for the year ended December 31, 1997.

4.     PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 1997, purchases and sales of securities, other than United States Government securities and short-term securities, were $67,264,949 and $50,858,656, respectively.

5.     CAPITAL STOCK TRANSACTIONS

Transactions in shares of World Opportunities Series Class A Shares were:






                                             For the Period 9/6/96
              For the Year                      (commencement of
             Ended 12/31/97                 operations) to 12/31/96
             ---------------                ------------------------

             Shares           Amount        Shares                    Amount
             ---------------  ------------  ------------------------  ------------

Sold              1,618,889   $19,147,297                 7,582,503   $75,856,659
Reinvested        1,260,495    11,848,761                    43,147       433,194
Repurchased        (543,078)   (6,309,642)                 (206,792)   (2,085,968)
             ---------------  ------------  ------------------------  ------------
Total             2,336,306   $24,686,416                 7,418,858   $74,203,885
             ===============  ============  ========================  ============




6.     FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves  special  risks  and  considerations  not typically associated with
investing  in  securities  of  domestic  companies    and  the United States
Government.  These risks include revaluation of currencies and future adverse
political  and  economic  developments.    Moreover,  securities  of foreign
companies and foreign governments and their markets may be less liquid and their prices more volatile than of those securities of comparable domestic companies and the United States Government.

Independent Accountants Report

TO THE SHAREHOLDERS AND DIRECTORS OF
MANNING & NAPIER FUND, INC.- WORLD OPPORTUNITIES SERIES:

       We have audited the accompanying statement of assets and liabilities of Manning & Napier Fund, Inc.- World Opportunities Series, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and the period September 6, 1996 (commencement of operations) to December 31, 1996, and the financial highlights for each of the periods indicated in the financial highlights table herein. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Manning & Napier Fund, Inc.- World Opportunities Series as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the period September 6, 1996 (commencement of operations) to December 31, 1996, and the financial highlights for the each of the periods indicated in the financial highlights table herein in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
JANUARY 23, 1998

Manning & Napier Fund, Inc.
Small Cap Series

Annual Report
December 31, 1997

Management Discussion and Analysis

Dear Shareholders:

       The end of 1997 was a difficult period in the markets with a great deal of volatility, particularly in response to trouble in foreign markets. Often during uncertain times like this, investors look for what they perceive to be sure things, such as bonds or blue-chip stocks, and shy away from more
volatile  investments.    This  flight  to quality can punish investments in
relatively volatile sectors of the market, such as small company stocks. After strong performance in the first three quarters of 1997, the Small Cap Series suffered late in the year for this reason.

       The silver lining is that setbacks in the small cap market have created better bargains than are generally available in the overpriced large cap
market.    An  example  is  the  ability to buy higher growth-rate stocks at cheaper valuations when compared to the large cap market. By the end of 1997, the S&P 500 Index, with a projected earnings growth rate of 7%, was trading at over 21 times 1998 forecasted earnings. In contrast, the small cap Russell 2000 Index offered higher growth rates at a lower price, with earnings growth projected to be 16%, while the index traded at 19 times projected 1998 earnings. We believe the valuations are even more compelling in the Small Cap Series, in which we project aggregate earnings growth of over 17%, while the fund is trading at only less than 16 times projected 1998 earnings.

       Markets can be driven by investor sentiment and momentum in the short run, but ultimately prices must be reconciled to the fundamental value of
underlying  assets  and  earnings.   One benefit of this contrast is that if
sentiment and momentum were always in synch with long-term, fundamental trends, there would never be any opportunities. Our ability to secure higher growth rates at cheaper prices is a clear indication that we are continuing to follow the disciplines of our equity selection strategies, and we are confident that buying fundamental value will once again prove to be a winning investment strategy in the long run, as it has always been in the past.


     We wish you the best for a happy, healthy, and prosperous 1998.

     Sincerely,


     Manning & Napier Advisors, Inc.

Management Discussion and Analysis

<graphic>
<pie chart>

Data for chart to follow:





Portfolio Composition*- As of 12/31/97


Chemical & Allied Products               3.3%
Computer Equipment                       4.3%
Direct Mail Advertising Services         4.8%
Electronics & Electrical Equipment       8.9%
Glass Products                           3.9%
Industrial & Commercial Machinery        5.3%
Paper Mills                              3.8%
Primary Metal Industries                 7.2%
Printing & Publishing                    9.6%
Retail                                   7.7%
Software                                10.3%
Technical Instruments                    5.7%
Transportation Equipment                 9.1%
Miscellaneous **                        16.1%


**Miscellaneous includes:
Agricultural Products
Amusement and Recreation Services
Cash, short-term investments and
  liabilities less other assets
Holding Companies
Manufacturing - Miscellaneous
Motion Picture Production
Plastic Products-Miscellaneous
Telecommunications
Textile Mill Products
Training & Education



*As a percentage of net assets

Performance Update as of December 31, 1997






Manning & Napier Fund, Inc. -
Small Cap Series
                                                   Total Return
Through                        Growth of $10,000                  Average
12/31/97                           Investment       Cumulative     Annual

One Year                       $           11,229         12.29%    12.29%
Five Year                      $           17,561         75.61%    11.91%
Inception 2                    $           20,388        103.88%    13.37%









S&P 500 Total Return Index

                                                Total Return
Through                     Growth of $10,000                  Average
12/31/97                        Investment       Cumulative     Annual

One Year                    $           13,332         33.32%    33.32%
Five Year                   $           25,112        151.12%    20.21%
Inception 2                 $           26,944        169.44%    19.08%





The value of a $10,000 investment in the Manning & Napier Fund, Inc. -
Small Cap Series from its current activation (4/30/92) to present (12/31/97) as compared to the Standard & Poor's (S&P) 500 Total Return Index. 1

<graphic>
<line chart>

Data for chart to follow:






Date      Manning & Napier Small Cap Series  S&P 500 Total Return Index

04/30/92                             10,000                      10,000
12/31/92                             11,610                      10,725
12/31/93                             13,317                      11,799
12/31/94                             14,383                      11,959
12/31/95                             16,497                      16,437
12/31/96                             18,156                      20,206
12/31/97                             20,388                      26,944




1 The Standard and Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter Market. The Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

2  The Fund and Index performance numbers are calculated from April 30,
1992,  the  Fund's  current  activation  date.    The  Fund's performance is
historical and may not be indicative of future results.

Investment Portfolio - December 31, 1997






                                                                Value
                                                   Shares      (Note 2)
                                                  ---------  ------------
COMMON STOCK - 99.0%

AGRICULTURAL PRODUCTION - 1.5%
   Sylvan, Inc.*                                    134,075  $ 1,877,050
                                                             ------------

AMUSEMENT & RECREATION SERVICES - 1.7%
  Grand Casinos, Inc.*                              155,000    2,111,875
                                                             ------------

CHEMICAL & ALLIED PRODUCTS - 3.3%
   Orion-yhtyma OY - B Shares (Finland) (Note 6)    154,000    4,070,627
                                                             ------------

COMPUTER EQUIPMENT - 4.3%
   Bell & Howell Co.*                               218,000    5,272,875
                                                             ------------

DIRECT MAIL ADVERTISING SERVICES - 4.8%
   Harte-Hanks Communications, Inc.                 159,000    5,902,875
                                                             ------------

ELECTRONICS &ELECTRICAL EQUIPMENT - 8.9%
   Coleman Company, Inc.*                           314,800    5,056,475
   Glenayre Technologies, Inc.*                     235,000    2,320,625
   Harman International Industries, Inc.             80,500    3,416,219
                                                             ------------
                                                              10,793,319
                                                             ------------

GLASS PRODUCTS - 3.9%
   Libbey, Inc.                                     125,000    4,734,375
                                                             ------------

HOLDING COMPANIES - 1.0%
   C.P. Pokphand Co. (Hong Kong) (Note 6)         7,400,000    1,165,154
                                                             ------------

INDUSTRIAL & COMMERCIAL MACHINERY - 5.3%
   Comfort Systems USA, Inc.*                       160,000    3,160,000
   NN Ball & Roller, Inc.                           360,000    3,195,000
                                                             ------------
                                                               6,355,000
                                                             ------------

MANUFACTURING - MISCELLANEOUS - 2.2%
   Penn Engineering & Manufacturing Corp.           111,000    2,664,000
                                                             ------------

MOTION PICTURE PRODUCTION - 1.8%
   Groupe AB SA*- ADR (Note 6)                      333,000    2,143,687
                                                             ------------

PAPER MILLS - 3.8%
   Schweitzer-Mauduit International, Inc.           122,850    4,576,162
                                                             ------------

PLASTIC PRODUCTS - MISCELLANEOUS - 0.4%
   Pt Tri Polyta Indonesia - ADR (Note 6)           746,950      513,528
                                                             ------------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1997







                                                      Value
                                          Shares     (Note 2)
                                          -------  ------------


PRIMARY METAL INDUSTRIES - 7.2%
   American Superconductor Corp.*         186,000  $ 1,581,000
   Gibraltar Steel Corp.*                 183,000    3,614,250
   Wolverine Tube, Inc.*                  114,000    3,534,000
                                                   ------------
                                                     8,729,250
                                                   ------------

PRINTING & PUBLISHING - 9.6%
   Big Flower Holdings, Inc.*             100,000    2,412,500
   CMP Media, Inc. - Class A*             210,000    3,622,500
   Scholastic Corp.*                      150,000    5,625,000
                                                   ------------
                                                    11,660,000
                                                   ------------

RETAIL - 7.7%
   RETAIL - RECREATIONAL GOODS - 1.5%
   West Marine, Inc.*                      82,175    1,838,666
                                                   ------------

   RETAIL - SPECIALTY STORES - 6.2%
   Hancock Fabrics, Inc.                  213,500    3,095,750
   Loehmanns Holdings, Inc.*              275,000    1,581,250
   Talbots, Inc.                          155,000    2,809,375
                                                   ------------
                                                     7,486,375
                                                   ------------
                                                     9,325,041
                                                   ------------

SOFTWARE - 10.3%
   Apache Medical Systems, Inc.*          502,350      643,661
   Broderbund Software, Inc.*             157,000    4,023,125
   Electronic Arts, Inc.*                  79,000    2,987,188
   HCIA, Inc.*                            280,000    3,325,000
   Symantec Corp.*                         70,000    1,535,625
                                                   ------------
                                                    12,514,599
                                                   ------------

TECHNICAL INSTRUMENTS & SUPPLIES - 5.7%
   OPTICAL SUPPLIES - 2.9%
   Sola International, Inc.*              108,000    3,510,000
                                                   ------------

   SURGICAL & MEDICAL INSTRUMENTS - 2.8%
   CardioGenesis Corp.*                   121,425      758,906
   Eclipse Surgical Technologies, Inc.*   227,000    1,333,625
   Physio-Control International Corp.*     85,000    1,349,375
                                                   ------------
                                                     3,441,906
                                                   ------------
                                                     6,951,906
                                                   ------------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1997







                                                 Principal Amount/       Value
                                                       Shares          (Note 2)
                                                 ------------------  -------------

TELECOMMUNICATIONS - 2.0%
   Vimpel-Communications - ADR* (Note 6)                     68,000  $  2,422,500
                                                                     -------------

TEXTILE MILL PRODUCTS - 2.9%
   Albany International Corp. - Class A                     155,000     3,565,000
                                                                     -------------

TRAINING & EDUCATION - 1.6%
   Firearms Training Systems, Inc.*                         370,000     1,919,375
                                                                     -------------

TRANSPORTATION EQUIPMENT - 9.1%
   Arctic Cat, Inc.                                         340,000     3,293,750
   Federal Signal Corp.                                     167,000     3,611,375
   Miller Industries, Inc.*                                 389,500     4,187,125
                                                                     -------------
                                                                       11,092,250
                                                                     -------------

TOTAL COMMON STOCK
  (Identified Cost $122,115,059)                                      120,360,448
                                                                     -------------

SHORT-TERM INVESTMENTS - 1.7%
   Federal National Mortgage Association
      Discount Note, 1/14/1998                   $        1,000,000       997,949
   Dreyfus U.S. Treasury Money Market Reserves            1,025,605     1,025,605
                                                                     -------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $2,023,554)                                           2,023,554
                                                                     -------------

TOTAL INVESTMENTS - 100.7%
   (Identified Cost $124,138,613)                                     122,384,002

LIABILITIES, LESS OTHER ASSETS - (0.7)%                                  (783,976)
                                                                     -------------

NET ASSETS - 100%                                                    $121,600,026
                                                                     =============



* Non-income producing security






FEDERAL TAX INFORMATION:

At December 31, 1997, the net unrealized depreciation based on identified cost for federal income tax purposes of $124,138,613 was as follows:

Aggregate gross unrealized appreciation for all investments
   in which there was an excess of value over tax cost                 $ 12,572,853

Aggregate gross unrealized depreciation for all investments
   in which there was an excess of tax cost over value                  (14,327,464)
                                                                       -------------

UNREALIZED DEPRECIATION - NET                                           ($1,754,611)
                                                                       =============




The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities







DECEMBER 31, 1997

ASSETS:

Investments, at value (Identified Cost $124,138,613)(Note 2)    $122,384,002
Foreign currency, at value (cost $65,177)                             64,936
Cash                                                                  73,935
Receivable for open forward foreign currency
   contracts (Note 2)                                                 29,404
Dividends receivable                                                  49,322
Receivable for fund shares sold                                       31,380
Prepaid expense                                                        4,637
                                                                -------------

TOTAL ASSETS                                                     122,637,616
                                                                -------------

LIABILITIES:

Accrued management fees (Note 3)                                     104,186
Accrued Directors' fees (Note 3)                                       1,676
Payable for securities purchased                                     874,372
Payable for fund shares repurchased                                   24,654
Audit fee payable                                                     16,165
Registration and filing fees payable                                  10,820
Other payables and accrued expenses                                    5,717
                                                                -------------

TOTAL LIABILITIES                                                  1,037,590
                                                                -------------

NET ASSETS FOR 10,087,625 SHARES
   OUTSTANDING                                                  $121,600,026
                                                                =============

NET ASSETS CONSIST OF:

Capital stock                                                   $    100,876
Additional paid-in-capital                                       116,476,006
Accumulated net realized gain on investments                       6,748,399
Net unrealized depreciation on investments, foreign currency, forward foreign currency exchange contracts, and other
    assets and liabilities                                        (1,725,255)
                                                                -------------

TOTAL NET ASSETS                                                $121,600,026
                                                                =============

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE - CLASS A
   ($121,600,026/10,087,625 shares)                             $      12.05
                                                                =============




The accompanying notes are an integral part of the financial statements.

Statement of Operations





FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:

Interest                                                    $   597,626
Dividends                                                       519,431
                                                            ------------

Total Investment Income                                       1,117,057
                                                            ------------


EXPENSES:

Management fees (Note 3)                                      1,169,030
Directors' fees (Note 3)                                          8,249
Custodian fee                                                    27,200
Audit fee                                                        22,566
Printing and postage fees                                        10,870
Miscellaneous                                                    20,640
                                                            ------------

Total Expenses                                                1,258,555
                                                            ------------

NET INVESTMENT INCOME                                          (141,498)
                                                            ------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain on -
   Investments (identified cost basis)                       21,251,356
   Foreign currency and forward foreign currency
      exchange contracts                                         93,374
                                                            ------------
Net realized gain on investments                             21,344,730
                                                            ------------

Net change in unrealized appreciation (depreciation) on -
   Investments                                               (8,887,628)
   Foreign currency, forward foreign currency exchange
       contracts, and other assets and liabilities               29,337
                                                            ------------
Net change in unrealized depreciation on investments         (8,858,291)
                                                            ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                            12,486,439
                                                            ------------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                          $12,344,941
                                                            ============


The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets






                                                          For the Year      For the Year
                                                         Ended 12/31/97    Ended 12/31/96
                                                        ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income (loss)                            $      (141,498)  $       353,895
Net realized gain on investments                             21,344,730         5,120,431
Net change in unrealized appreciation (depreciation)
    on investments                                           (8,858,291)        9,285,634
                                                        ----------------  ----------------

Net increase in net assets from operations                   12,344,941        14,759,960
                                                        ----------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                      (83,196)         (271,530)
From net realized gain on investments                       (13,639,201)       (7,753,635)
In excess of net realized gain on investments                        --          (814,852)
                                                        ----------------  ----------------

Total distributions to shareholders                         (13,722,397)       (8,840,017)
                                                        ----------------  ----------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share
   transactions (Note 5)                                     22,289,055       (48,234,558)
                                                        ----------------  ----------------

Net increase (decrease) in net assets                        20,911,599       (42,314,615)

NET ASSETS:

Beginning of period                                         100,688,427       143,003,042
                                                        ----------------  ----------------

END OF PERIOD (including undistributed net investment
   income of $0 and $82,416, respectively)              $   121,600,026   $   100,688,427
                                                        ================  ================



The accompanying notes are an integral part of the financial statements.

Financial Highlights








                                                 For the Years Ended
                                                 12/31/97    12/31/96    12/31/95    12/31/94    12/31/93
Per share data (for a share outstanding
throughout each period ):

NET ASSET VALUE - BEGINNING  OF PERIOD          $   12.09   $   11.95   $   12.92   $   12.52   $   11.24
                                                ----------  ----------  ----------  ----------  ----------

Income from investment operations:
   Net investment income (loss)                    (0.015)      0.045      (0.004)     (0.066)     (0.040)
   Net realized and unrealized gain
    on investments                                  1.502       1.112       1.934       1.051       1.700
                                                ----------  ----------  ----------  ----------  ----------

Total from investment operations                    1.487       1.157       1.930       0.985       1.660
                                                ----------  ----------  ----------  ----------  ----------

Less distributions to shareholders:
   From net investment income                      (0.009)     (0.035)         --          --          --
   From net realized gain on investments           (1.518)     (0.889)     (2.900)     (0.585)     (0.380)
In excess of net realized gain on investments          --      (0.093)         --          --          --
                                                ----------  ----------  ----------  ----------  ----------

Total distributions to shareholders                (1.527)     (1.017)     (2.900)     (0.585)     (0.380)
                                                ----------  ----------  ----------  ----------  ----------

NET ASSET VALUE - END OF PERIOD                 $   12.05   $   12.09   $   11.95   $   12.92   $   12.52
                                                ==========  ==========  ==========  ==========  ==========

Total return1                                       12.29%      10.06%      14.70%       8.01%      14.64%

Ratios of expenses (to average net assets) /
   Supplemental Data:
    Expenses                                         1.07%       1.08%       1.07%       1.10%       1.13%
    Net investment income (loss)                   (0.12)%       0.29%     (0.03)%     (0.58)%     (0.43)%

Portfolio turnover                                     94%         31%         77%         31%         12%

Average commission rate paid2                   $  0.0224   $  0.0291   $  0.0500           -           -

NET ASSETS - END OF PERIOD  (000'S OMITTED)     $ 121,600   $ 100,688   $ 143,003   $ 105,522   $  70,734
                                                ==========  ==========  ==========  ==========  ==========




1Represents aggregate total return for the period indicated.

2Average commission rate is calculated for Funds with fiscal years beginning on or after January 1, 1995.

The accompanying notes are an intrgral part of the financial statements.

Notes to Financial Statements

1.     ORGANIZATION

Small Cap Series (the "Fund") is a no-load diversified series of Manning
& Napier Fund, Inc. (the "Corporation"). The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

On April 30, 1992, the Fund resumed sales of shares to advisory clients and  employees  of  Manning  &  Napier  Advisors, Inc. (The Advisor) and its
affiliates.    On  July  8, 1993, the Fund began offering shares directly to investors. Previously, the Fund was available from time to time to Manning & Napier employees and advisory clients of Manning & Napier Advisors, Inc.

The Fund is authorized to issue five classes of shares (Class A, B, C, D, and E). Currently, only Class A shares have been issued. Each class of shares are substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1997, 940 million shares have been designated in total among 19 series, of which 37.5 million have been designated as Small Cap Series Class A Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

     SECURITY VALUATION

Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Funds pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

Notes to Financial Statements

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

Security transactions are accounted for on the date the securities are
purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

     FEDERAL INCOME TAXES

The  Fund's  policy is to comply with the provisions of the Internal
Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTIONS OF INCOME AND GAINS

Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

For the year ended December 31, 1997 the Fund distributed $7,434,221 of long-term capital gains of which $4,663,245 represents 20% rate gain.

     FOREIGN CURRENCY TRANSLATION

The  accounting records of the Fund are maintained in U.S. dollars.
Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchase and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Notes to Financial Statements

     FOREIGN CURRENCY TRANSLATION (continued)

Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investment that result from fluctuations in foreign currency exchange rates is not separately stated.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may purchase or sell forward foreign currency contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been
closed.   Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) from foreign currency and forward currency exchange contracts.

The Fund regularly trades forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Fund has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. A summary of obligations for forward currency exchange contracts outstanding as of December 31, 1997 is as follows:







                                                      Net Unrealized
Settlement  Contracts      In Exchange   Contracts    Appreciation/
   Date     to Deliver         For        At Value    (Depreciation)
----------  --------------  ------------ -----------  ----------------

    1/9/98  French Francs  $  1,248,504  $1,219,100  $         29,404



On December 31, 1997, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

     OTHER

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements

3.     TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Fund's average daily net assets. The fee amounted to $1,169,030 for the year ended December 31, 1997.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The compensation of the non-affiliated Directors totaled $8,249 for the year ended December 31, 1997.

4.     PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 1997, purchases and sales of securities, other than United States Government securities and short-term securities, were $126,570,514 and $99,370,697, respectively.

5.     CAPITAL STOCK TRANSACTIONS

Transactions in shares of Small Cap Series Class A Shares were:







             For the Year                 For the Year
                 Ended                        Ended
               12/31/97                     12/31/96
             -------------                -------------

             Shares         Amount        Shares         Amount
             -------------  -----------    ------------  -------------
Sold            1,150,766   $15,559,488      1,521,782   $ 18,457,745
Reinvested      1,119,486    13,610,375        745,911      8,765,039
Repurchased      (509,007)   (6,880,808)    (5,907,361)   (75,457,342)
             -------------  -----------    ------------  -------------
Total           1,761,245   $22,289,055     (3,639,668)  $(48,234,558)
             =============  ===========    ============  =============

Notes to Financial Statements

6.     FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse
political  and  economic  developments.    Moreover,  securities  of foreign
companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States Government.

Independent Accountants Report

TO THE SHAREHOLDERS AND DIRECTORS OF
MANNING & NAPIER FUND, INC.- SMALL CAP SERIES:

       We have audited the accompanying statement of assets and liabilities of Manning & Napier Fund, Inc.- Small Cap Series, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Manning & Napier Fund, Inc.- Small Cap Series as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
JANUARY 23, 1998

Manning & Napier Fund, Inc.

International Series

Annual Report
December 31, 1997

Management Discussion and Analysis

Dear Shareholders:

The International Series performed well in what was a difficult year in the international markets, turning in a return of 27.70%, compared to a return of 15.76% for the Morgan Stanley Capital International World Index. This strong return was due both to the investments we made for the Series, and to the investments we avoided.

While the Asian crisis caused serious problems for most global investors in the latter part of 1997, this crisis was actually the primary source of our strong outperformance for the year, as we had substantially underweighted Asia investments. This demonstrates an important principle of investing: the investments you choose to avoid can be every bit as important as the
investments  you  choose  to  make.    Certainly,  Asia with an increasingly
market-driven China was (and still is) the world's most compelling growth story, but it was a story that had been hyped until prices were at levels which allowed no room for disappointments. Only as the crisis brought prices lower did we begin to increase our Asian investments, but still on a selective and cautious basis.

European stocks continue to comprise the majority of the portfolio.  As of December 31, 1997, the Series was invested in Germany (31% of the portfolio), France (26%), Italy (16%), Spain (10%), and the United Kingdom (2%). The European countries are less tied to the Asian markets than other regions, including the U.S., so the turmoil in the Asian markets has had a
smaller  effect  on  Europe.    The  European  markets  were  among  the
best-performing markets in 1997. In Germany and France, the markets rose as the economies exhibited steady growth and stable interest rates. An additional factor in the strong performance has been restructuring which is taking place at both the government and corporate levels which have made the economies more efficient, improving interest rates and corporate earnings.

These traits are also present in Italy and Spain. In addition, the markets there have also benefited from work that is being done to prepare for European Monetary Union in 1999. In order to meet the goals necessary for monetary union, the governments have cut expenditures drastically and made other changes in their pursuit of fiscal discipline. The lower interest rates that have resulted have provided support to corporate earnings, and thus benefited stock prices.

The final area in which the Series has investments is Mexico. We originally purchased these shares in 1995 when a devaluation of the peso drove down the prices of many Mexican stocks. As with Southeast Asia and Japan, we purchased stocks of companies which met a set of clearly defined criteria, giving us confidence that the companies would perform strongly
going  forward.    The  Mexican  economy has improved substantially, and the
increased growth has benefited our holdings. In addition, we originally chose companies with significant U.S. exports, so they have also benefited from the robust U.S. economy. Mexican companies represented approximately 3% of the portfolio at the end of the year.

Management Discussion and Analysis

In summary, the Series' return was due both to investments in strongly performing regions, such as Europe, and to our avoidance of Japan and Southeast Asia until after the turmoil had created significant values in that region. Going forward, we will continue to use our top-down analysis to seek opportunities for growth abroad.

We wish you the best for a happy, healthy, and prosperous 1998.

Sincerely,

Manning & Napier Advisors, Inc.

<graphic>
<pie chart>

Data for chart to follow:

Portfolio Allocation by Country*

France - 26.30%
Germany - 31.08%
Hong Kong - 5.17%
Indonesia - 0.92%
Italy - 16.17%
Japan - 3.10%
Malaysia - 2.24%
Mexico - 2.82%
Spain - 9.93%
Thailand - 0.03%
United Kingdom - 2.24%

*As a percentage of common stocks

Performance Update as of December 31, 1997






Manning & Napier Fund, Inc.
International Series
                                                 Total Return
Through                      Growth of $10,000                  Average
12/31/97                         Investment       Cumulative     Annual

One Year                     $           12,770         27.70%    27.70%
Five Year                    $           17,540         75.40%    11.89%
Inception 2                  $           18,590         85.90%    12.29%










S&P 500 Total Return Index

                                                Total Return
Through                     Growth of $10,000                  Average
12/31/97                        Investment       Cumulative     Annual

One Year                    $           13,332         33.32%    33.32%
Five Year                   $           25,112        151.12%    20.21%
Inception 2                 $           26,959        169.59%    20.36%











Morgan Stanley Capital
International World Index
                                               Total Return
Through                    Growth of $10,000                  Average
12/31/97                       Investment       Cumulative     Annual

One Year                   $           11,576         15.76%    15.76%
Five Year                  $           20,412        104.12%    15.33%
Inception 2                $           20,167        101.67%    14.01%




The value of a $10,000 investment in the Manning & Napier Fund, Inc. -International Series from its inception (8/27/92) to present (12/31/97) as compared to the Standard & Poor's (S&P) 500 Total Return Index and the Morgan Stanley Capital International World Index. 1

<graphic>
<line chart>

Data for chart to follow:






            Manning & Napier         S&P 500         Morgan Stanley Capital
Date      International Series  Total Return Index  International World Index

08/27/92                10,000              10,000                     10,000
12/31/92                10,598              10,643                      9,880
12/31/93                13,359              11,709                     12,103
12/31/94                11,425              11,868                     12,717
12/31/95                11,898              16,312                     15,351
12/31/96                14,557              20,052                     17,421
12/31/97                18,590              26,959                     20,167



1 The Standard & Poor (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter
market.    The Morgan Stanley Capital International World Index is an market capitalization-weighted measure of the total return of 1,560 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East. The Morgan Stanley Capital International Index is denominated in U.S. Dollars. The Indices' returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

2 Performance numbers for the Fund and Indices are calculated from August 27, 1992, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - December 31, 1997






                                                              Value
                                                   Shares   (Note 2)

COMMON STOCK - 93.22%

FRANCE - 24.51%

AEROSPACE & MILITARY TECHNOLOGY - 0.23%
   Thomson CSF                                     14,389  $  455,596
                                                           -----------

AUTOMOBILES - 0.48%
   PSA Peugeot Citroen                              7,545     955,836
                                                           -----------

BANKING - 2.25%
   Banque Nationale de Paris                       18,100     966,441
   Compagnie Financiere de Paribas - A             19,733   1,722,571
   Societe Generale                                13,155   1,800,475
                                                           -----------
                                                            4,489,487
                                                           -----------

BEVERAGE & TOBACCO - 0.99%
   LVMH (Moet Hennessy Louis Vuitton)              11,764   1,961,566
                                                           -----------

BUILDING MATERIALS & COMPONENTS - 0.44%
   Lafarge SA                                      13,327     878,419
                                                           -----------

BUSINESS & PUBLIC SERVICES - 1.22%
   Compagnie Generale des Eaux                     17,249   2,418,386
   Compagnie Generale des Eaux 5/2/2001 warrants   16,992      11,600
                                                           -----------
                                                            2,429,986
                                                           -----------

CHEMICALS - 1.71%
   L'Air Liquide                                   14,380   2,260,956
   Rhone-Poulenc - A                               25,300   1,138,473
                                                           -----------
                                                            3,399,429
                                                           -----------

CONSTRUCTION & HOUSING - 0.21%
   Bouygues SA                                      3,721     423,571
                                                           -----------

ELECTRICAL & ELECTRONICS - 1.37%
   Alcatel Alsthom                                 21,353   2,726,482
                                                           -----------

ENERGY SOURCES - 3.58%
   Elf Aquitaine SA                                37,335   4,362,109
   Total SA - B                                    25,288   2,764,637
                                                           -----------
                                                            7,126,746
                                                           -----------

FINANCIAL SERVICES - 0.15%
   Societe Eurafrance SA                              743     303,835
                                                           -----------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1997







                                              Value
                                   Shares    (Note 2)

FRANCE (continued)
FOOD & HOUSEHOLD PRODUCTS - 0.93%
   Groupe Danone                   10,381  $ 1,862,645
                                           ------------

HEALTH & PERSONAL CARE - 2.63%
   Sanofi SA                       11,667    1,304,717
   L'Oreal                         10,013    3,935,841
                                           ------------
                                             5,240,558
                                           ------------

INDUSTRIAL COMPONENTS - 0.38%
   Michelin-B                      15,166      767,001
                                           ------------

LEISURE & TOURISM - 0.45%
   Accor SA                         4,809      898,188
                                           ------------

MACHINERY & ENGINEERING - 1.48%
   Schneider SA                    13,595      741,555
   Sidel SA                        33,200    2,211,023
                                           ------------
                                             2,952,578
                                           ------------

MATERIALS & COMMODITIES - 1.14%
   Compagnie de Saint-Gobain       15,911    2,270,628
                                           ------------

MERCHANDISING - 2.67%
   Carrefour Supermarche SA         6,048    3,169,741
   Casino Guichard-Perrachon SA    10,600      592,697
   Pinault-Printemps-Redoute SA     1,500      803,922
   Promodes                         1,800      750,194
                                           ------------
                                             5,316,554
                                           ------------

MULTI-INDUSTRY - 2.20%
   AXA-UAP                         27,573    2,143,249
   Chargeurs SA                     1,235       74,208
   Suez Lyonnaise des Eaux         17,368    1,930,663
   Pathe SA                         1,235      240,764
                                           ------------
                                             4,388,884
                                           ------------

TOTAL FRENCH SECURITIES
   (Identified Cost $33,246,917)            48,847,989
                                           ------------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1997








                                                 Value
                                     Shares     (Note 2)


GERMANY - 28.97%

AIRLINES - 0.22%
   Deutsche Lufthansa AG              23,700  $   445,229
                                              ------------

AUTOMOBILES - 2.11%
   Daimler-Benz AG                    59,540    4,202,726
                                              ------------

BANKING - 5.43%
   Bayerische Vereinsbank AG          49,730    3,206,232
   Deutsche Bank AG                   44,350    3,100,936
   Dresdner Bank AG                   99,090    4,505,071
                                              ------------
                                               10,812,239
                                              ------------

BUSINESS & PUBLIC SERVICES - 1.04%
   SAP AG                              6,850    2,076,844
                                              ------------

CHEMICALS - 1.56%
   Bayer AG                           83,750    3,107,096
                                              ------------

CONSTRUCTION & HOUSING  - 0.47%
   Hochtief AG                        22,770      936,512
                                              ------------

ELECTRICAL & ELECTRONICS - 3.63%
   Siemens AG                        120,000    7,236,516
                                              ------------

INSURANCE - 3.94%
   Allianz AG                         23,070    5,949,550
   Muenchener Rueckversicherungs -
      Gersellschaft AG                 5,000    1,900,836
                                              ------------
                                                7,850,386
                                              ------------

MACHINERY & ENGINEERING - 1.86%
   Mannesmann AG                       5,725    2,873,305
   MAN AG                              2,902      837,918
                                              ------------
                                                3,711,223
                                              ------------

MATERIALS & COMMODITIES - 0.45%
   Degussa AG                         17,900      885,445
                                              ------------

MULTI-INDUSTRY - 1.83%
   Viag AG                             6,656    3,643,914
                                              ------------

TELECOMMUNICATIONS - 1.86%
   Deutsche Telekom AG               200,250    3,706,255
                                              ------------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1997








                                                           Value
                                              Shares      (Note 2)
GERMANY (continued)

UTILITIES - GAS & ELECTRIC - 4.57%
   RWE AG                                       75,810  $ 4,066,047
   VEBA AG                                      74,150    5,048,540
                                                        ------------
                                                          9,114,587
                                                        ------------

TOTAL GERMAN SECURITIES
   (Identified Cost $36,805,315)                         57,728,972
                                                        ------------

HONG KONG - 4.82%

BROADCAST SERVICES - 0.72%
   Television Broadcasts Ltd.                  500,000    1,426,113
                                                        ------------

ENERGY SOURCES - OIL/GAS - 0.61%
   Shanghai Petrochemical Co. Ltd.           7,750,000    1,210,260
                                                        ------------

INVESTMENT HOLDING COMPANIES - 0.83%
   Hutchison Whampoa Ltd.                      265,000    1,662,164
                                                        ------------

MULTI-INDUSTRY - 1.00%
   Citic Pacific Ltd.                          500,000    1,987,524
                                                        ------------

RETAIL - APPAREL - 0.29%
   Giordano International Ltd.               1,650,000      569,638
                                                        ------------

TELECOMMUNICATIONS - 0.26%
   Champion Technology Holdings              4,398,729      471,191
   Champion Technology Holdings 6/30/1998
      warrants                                 879,745       16,463
   Kantone Holdings Ltd.                       424,025       29,004
                                                        ------------
                                                            516,658
                                                        ------------

TEXTILES & APPAREL - 1.08%
   Yizheng Chemical Fibre Co. Ltd.          11,944,000    2,158,090
                                                        ------------

WHOLESALE - SPECIAL LINES - 0.03%
   Goldlion Holdings Ltd.                      200,000       66,466
                                                        ------------

TOTAL HONG KONG SECURITIES
   (Identified Cost $12,569,347)                          9,596,913
                                                        ------------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1997








                                                         Value
                                            Shares     (Note 2)


INDONESIA - 0.86%

BUILDING MATERIAL & COMPONENTS - 0.50%
   PT Barito Pacific Timber                3,425,000  $  998,499
                                                      -----------

TEXTILES & APPAREL - 0.36%
   Great River International               8,600,000     716,337
                                                      -----------

TOTAL INDONESIAN SECURITIES
   (Identified Cost $3,765,253)                        1,714,836
                                                      -----------

ITALY - 15.08%

AUTOMOBILES - 0.82%
   Fiat S.p.A.                               559,900   1,635,221
                                                      -----------

BUILDING MATERIAL & COMPONENTS - 0.29%
   Italcementi S.p.A.                         83,600     585,127
                                                      -----------

CONSTRUCTION & HOUSING - 0.26%
   Sirti S.p.A.                               86,500     525,388
                                                      -----------

ENERGY SOURCES - OIL/GAS - 2.95%
   Edison S.p.A.                             104,000     631,681
   ENI S.p.A                                 921,940   5,249,093
                                                      -----------
                                                       5,880,774
                                                      -----------

FINANCIAL SERVICES - 2.22%
   Banca Commerciale Italiana                352,000   1,228,849
   Banca Intesa S.p.A.                       120,100     461,543
   Credito Italiano S.p.A.                   489,000   1,514,204
   Istituto Bancario San Paolo di Torina     126,800   1,216,429
                                                      -----------
                                                       4,421,025
                                                      -----------

FOOD & HOUSEHOLD PRODUCTS - 0.20%
   Parmalat Finanziaria S.p.A.               280,080     402,238
                                                      -----------

INSURANCE - 2.24%
   Assicurazioni Generali                    143,104   3,529,573
   RAS S.p.A.                                 47,575     468,553
   SAI S.p.A.                                 40,400     451,781
                                                      -----------
                                                       4,449,907
                                                      -----------

MULTI-INDUSTRY - 0.94%
   Montedison S.p.A.                       1,033,140     931,888
   Pirelli S.p.A.                            348,000     934,375
                                                      -----------
                                                       1,866,263
                                                      -----------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1997







                                                            Value
                                               Shares      (Note 2)

ITALY (continued)
RETAIL - SPECIATLY STORES - 0.21%
   La Rinascente S.p.A.                          55,000  $   412,114
   La Rinascente S.p.A. 11/30/1999 warrants       2,250        2,733
                                                         ------------
                                                             414,847
                                                         ------------

TELECOMMUNICATIONS - 4.36%
   Telecom Italia S.p.A.                        588,890    3,777,403
   Telecom Italia Mobile S.p.A.               1,060,000    4,912,954
                                                         ------------
                                                           8,690,357
                                                         ------------

TEXTILES & APPAREL - 0.28%
   Benetton Group S.p.A.                         33,252      546,446
                                                         ------------

UTILITIES - GAS & ELECTRIC - 0.31%
   Italgas S.p.A.                               150,000      621,577
                                                         ------------

TOTAL ITALIAN SECURITIES
   (Identified Cost $22,959,512)                          30,039,170
                                                         ------------

JAPAN - 2.89%

TEXTILES & APPAREL - 1.23%
   Naigai Co., Ltd.                             728,000    1,158,076
   Tokyo Style Co., Ltd.                        143,000    1,290,507
                                                         ------------
                                                           2,448,583
                                                         ------------

MACHINERY - 1.03%
   Aida Engineering, Ltd.                       342,000    1,127,315
   Amada Sonoike Co., Ltd.                      515,000      925,587
                                                         ------------
                                                           2,052,902
                                                         ------------

RUBBER & PLASTICS - 0.63%
   Tenma                                        120,000    1,257,315
                                                         ------------

TOTAL JAPANESE SECURITIES
   (Identified Cost $7,315,000)                            5,758,800
                                                         ------------

MALAYSIA - 2.09%

BUILDING MATERIALS & COMPONENTS - 0.79%
   Jaya Tiasa Holdings Bhd                      850,000    1,568,360
                                                         ------------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1997






                                                                 Value
                                                    Shares     (Note 2)

MALYSIA (continued)
MULTI-INDUSTRY - 1.30%
   Kumpulan Guthrie Bhd                            2,277,000  $1,469,007
   Sime Darby Bhd                                  1,160,000   1,119,567
                                                              -----------
                                                               2,588,574
                                                              -----------

TOTAL MALAYSIAN SECURITIES
   (Identified Cost $5,708,601)                                4,156,934
                                                              -----------

MEXICO - 2.63%

BEVERAGE & TOBACCO - 1.16%
   Coca-Cola Femsa S.A.                              400,000   2,314,156
                                                              -----------

FOOD - PROCESSING - 0.54%
   Grupo Industrial Maseca S.A. - Series B         1,075,000   1,078,367
                                                              -----------

REAL ESTATE - 0.03%
   Grupo Situr S.A. - Series B*                    1,575,000      48,884
                                                              -----------

RETAIL - DEPARTMENT STORES - 0.90%
   Cifra SA - Series V                               729,500   1,793,235
                                                              -----------

TOTAL MEXICAN SECURITIES
   (Identified Cost $2,843,934)                                5,234,642
                                                              -----------

SPAIN - 9.26%

BEVERAGE & TOBACCO - 0.17%
   Tabacalera SA - A                                   4,266     347,105
                                                              -----------

CONSTRUCTION & HOUSING - 0.30%
   Dragados & Construcciones SA                       11,988     256,292
   Fomento de Construcciones y Contratas SA            9,108     348,036
                                                              -----------
                                                                 604,328
                                                              -----------

ENERGY SOURCES - OIL/GAS - 0.84%
   Repsol SA                                          38,365   1,642,941
                                                              -----------

FINANCIAL SERVICES - 3.27%
   Banco Bilbao Vizcaya SA                            84,870   2,756,605
   Banco Central Hispanoamericano SA                  37,776     923,343
   Banco Santander SA                                 56,184   1,884,099
   Corporacion Bancaria de Espana SA (Argentaria)     15,512     947,373
                                                              -----------
                                                               6,511,420
                                                              -----------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1997








                                                              Value
                                                 Shares     (Note 2)

SPAIN (continued)
INSURANCE - 0.07%
   Corporacion Mapfre                              5,646  $    150,278
                                                          -------------

METAL - STEEL - 0.17%
   Acerinox SA                                     2,343       348,399
                                                          -------------

MULTI-INDUSTRY - 0.20%
   Autopistas Concesionaria Espanola SA           29,865       402,373
                                                          -------------

REAL ESTATE - 0.03%
   Inmobiliaria Metropolitana Vasco Central SA     1,184        53,590
                                                          -------------

TELECOMMUNICATIONS - 1.58%
   Telefonica de Espana                          110,009     3,152,759
                                                          -------------

UTILITIES - GAS & ELECTRIC - 2.63%
   Endesa SA                                     116,840     2,082,247
   Gas Natural SDG - E SA                         19,972     1,039,494
   Iberdrola SA                                  122,474     1,617,825
   Union Electrica Fenosa SA                      52,126       501,396
                                                          -------------
                                                             5,240,962
                                                          -------------

TOTAL SPANISH SECURITIES
   (Identified Cost $9,471,265)                             18,454,155
                                                          -------------

THAILAND - 0.03%

FOOD & HOUSEHOLD PRODUCTS - 0.03%
   Songkla Canning Public Co. Ltd. (Identified
      Cost $40,185)                               38,100        56,746
                                                          -------------

UNITED KINGDOM - 2.08%

MERCHANDISING - 2.08%
   Tesco plc (Identified Cost $2,273,322)        510,006     4,153,356
                                                          -------------

TOTAL COMMON STOCK
   (Identified Cost $136,998,651)                          185,742,513
                                                          -------------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1997









                                                      Principal         Value
                                                    Amount/Shares     (Note 2)


SHORT-TERM INVESTMENTS - 4.75%
   Federal National Mortgage Corporation Discount
      Note, 1/14/1998                               $    8,000,000  $  7,983,591
   Dreyfus U.S. Treasury Money Market Fund               1,492,123     1,492,123
                                                                    -------------

TOTAL SHORT-TERM INVESTMENTS
   (Identified Cost $9,475,714)                                        9,475,714
                                                                    -------------

TOTAL INVESTMENTS - 97.87%
   (Identified Cost $146,474,365)                                    195,218,227

OTHER ASSETS, LESS LIABILITIES - 2.03%                                 4,037,642
                                                                    -------------

NET ASSETS -100%                                                    $199,255,869
                                                                    =============



*Non-income producing security.








FEDERAL TAX INFORMATION:

At December 31, 1997, the net unrealized appreciation based on identified cost for federal income tax purposes of $146,615,387 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                $ 60,242,611

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                 (11,639,771)
                                                                   -------------

UNREALIZED APPRECIATION - NET                                      $ 48,602,840
                                                                   =============



The accompanying notes are an integral part of the financial statements.

Industry Concentration (as a percent of net assets)








                                    Percent
                                 of Net Assets
INDUSTRY CONCENTRATION

Aerospace & Military Technology           0.23%
Airlines                                  0.22%
Automobiles                               3.41%
Banking                                   7.68%
Beverage & Tobacco                        2.32%
Broadcast Services                        0.72%
Building Materials & Components           2.02%
Business & Public Services                2.26%
Chemicals                                 3.27%
Construction & Housing                    1.24%
Electrical & Electronics                  5.00%
Energy Sources                            7.98%
Financial Services                        5.64%
Food & Household Products                 1.16%
Food Processing                           0.54%
Health & Personal Care                    2.63%
Industrial Components                     0.38%
Insurance                                 6.25%
Investment Holding Companies              0.83%
Leisure & Tourism                         0.45%
Machinery & Engineering                   4.37%
Materials & Commodities                   1.59%
Merchandising                             4.75%
Metals-Steel                              0.17%
Multi-Industry                            7.47%
Real Estate                               0.06%
Retail                                    1.40%
Rubber & Plastics                         0.63%
Telecommunications                        8.06%
Textiles & Apparel                        2.95%
Utilities - Gas & Electric                7.51%
Wholesale - Special Lines                 0.03%
                                 --------------
TOTAL COMMON STOCK                       93.22%
                                 ==============



The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities








DECEMBER 31, 1997

ASSETS:

Investments, at value (Identified Cost $146,474,365)(Note 2)    $195,218,227
Foreign currency, at value (cost $2,423,253)                       2,324,819
Cash                                                                 621,553
Receivable for open forward foreign currency contracts
  (Note 2)                                                           860,692
Foreign tax reclaims receivable                                      436,855
Dividends receivable                                                  64,604
Receivable for fund shares sold                                       46,370
Prepaid expense                                                        6,820
                                                                -------------

TOTAL ASSETS                                                     199,579,940
                                                                -------------

LIABILITIES:

Accrued management fees (Note 3)                                     165,491
Accrued Directors' fees (Note 3)                                       1,676
Payable for fund shares repurchased                                   73,904
Payable for securities purchased                                      46,061
Audit fee payable                                                     21,466
Custodian fee payable                                                 13,114
Other payables and accrued expenses                                    2,359
                                                                -------------

TOTAL LIABILITIES                                                    324,071
                                                                -------------

NET ASSETS FOR 15,235,031 SHARES
   OUTSTANDING                                                  $199,255,869
                                                                =============

NET ASSETS CONSIST OF:

Capital stock                                                   $    152,350
Additional paid-in-capital                                       147,542,927
Undistributed net investment loss                                    (51,917)
Accumulated net realized gain on investments                       2,126,327
Net unrealized appreciation on investments, foreign currency, forward foreign currency exchange contracts, and other
      assets and liabilities                                      49,486,182
                                                                -------------

TOTAL NET ASSETS                                                $199,255,869
                                                                =============

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($199,255,869/15,235,031 shares)                                $      13.08
                                                                =============



The accompanying notes are an integral part of the financial statements.

Statement of Operations








FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:

Dividends (net of withholding)                              $ 2,808,217
Interest                                                      1,274,181
                                                            -----------

Total Investment Income                                       4,082,398
                                                            -----------

EXPENSES:

Management fees (Note 3)                                      1,804,670
Directors' fees (Note 3)                                          8,250
Custodian fee                                                    84,000
Audit fee                                                        28,966
Printing and Postage fees                                         9,969
Miscellaneous                                                    15,026
                                                            -----------

Total Expenses                                                1,950,881
                                                            -----------

NET INVESTMENT INCOME                                         2,131,517
                                                            -----------

REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:

Net realized gain on -
    Investments (identified cost basis)                       7,825,276
     Foreign currency and forward foreign currency
         exchange contracts                                  11,127,770
                                                            -----------

Net realized gain on investments                             18,953,046
                                                            -----------

Net change in unrealized appreciation on -
   Investments                                               18,892,691
   Foreign currency and forward foreign currency exchange
       contracts and other assets and liabilities             1,761,163
                                                            -----------

Net unrealized appreciation on investments                   20,653,854
                                                            -----------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS                                            39,606,900
                                                            -----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                          $41,738,417
                                                            ===========



The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets






                                               For the Year      For the Year
                                              Ended 12/31/97    Ended 12/31/96
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                        $     2,131,517   $     1,991,419
Net realized gain on investments                  18,953,046         6,984,916
Net change in unrealized appreciation on
   investments                                    20,653,854        18,859,565
                                             ----------------  ----------------

Net increase in net assets from operations        41,738,417        27,835,900
                                             ----------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS
    (NOTE 2):

From net investment income                        (2,052,925)       (1,821,116)
From net realized gain on investments            (19,879,106)         (241,966)
                                             ----------------  ----------------

Total distributions to shareholders              (21,932,031)       (2,063,082)
                                             ----------------  ----------------

CAPITAL STOCK ISSUED AND
 REPURCHASED:

Net increase (decrease) from capital share
   transactions (Note 5)                          30,118,134        (4,735,326)
                                             ----------------  ----------------

Net increase in net assets                        49,924,520        21,037,492

NET ASSETS:

Beginning of period                              149,331,349       128,293,857
                                             ----------------  ----------------

END OF PERIOD (including undistributed net
   investment loss of $(51,917) and
   $110,482,  respectively)                  $   199,255,869   $   149,331,349
                                             ================  ================



The accompanying notes are an integral part of the financial statements.

Financial Highlights









                                                                  For the Years Ended
                                                                  12/31/97    12/31/96    12/31/95    12/31/94    12/31/93


PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):

NET ASSET VALUE - BEGINNING  OF  PERIOD                          $   11.54   $    9.57   $    9.54   $   11.33   $    9.19
                                                                 ----------  ----------  ----------  ----------  ----------


Income from investment operations:
   Net investment income                                             0.154       0.156       0.123       0.143       0.150
   Net realized and unrealized gain
      (loss) on investments                                          2.992       1.976       0.262      (1.784)      2.240
                                                                 ----------  ----------  ----------  ----------  ----------

Total from investment operations                                     3.146       2.132       0.385      (1.641)      2.390
                                                                 ----------  ----------  ----------  ----------  ----------

Less distributions to shareholders:
   From net investment income                                       (0.150)     (0.143)     (0.118)         --      (0.250)
   From paid-in-capital                                                 --          --      (0.160)         --          --
   From net realized gain on
       investments                                                  (1.456)     (0.019)     (0.077)     (0.149)         --
                                                                 ----------  ----------  ----------  ----------  ----------

Total distributions to shareholders                                 (1.606)     (0.162)     (0.355)     (0.149)     (0.250)
                                                                 ----------  ----------  ----------  ----------  ----------

NET ASSET VALUE - END OF PERIOD                                  $   13.08   $   11.54   $    9.57   $    9.54   $   11.33
                                                                 ==========  ==========  ==========  ==========  ==========

Total return1                                                        27.70%      22.35%       4.14%    (14.48)%      26.00%

Ratios of expenses (to average net assets) /Supplemental Data:
    Expenses                                                          1.08%       1.12%       1.20%       1.18%       1.16%
    Net investment income                                             1.18%       1.46%       1.42%       1.38%       1.39%

Portfolio turnover                                                      10%          2%         14%         31%         20%

Average commission rate paid2                                    $  0.0005   $  0.0013   $  0.0021           -           -

NET ASSETS - END OF PERIOD
 (000'S OMITTED)                                                 $ 199,256   $ 149,331   $ 128,294   $  85,964   $  92,012
                                                                 ==========  ==========  ==========  ==========  ==========



1  Represents aggregate total return for the period indicated.

2 Average commission rate is calculated for Funds with fiscal years beginning on or after January 1, 1995.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements


1.     ORGANIZATION

International Series (the "Fund") is a no-load non-diversified series of
Manning  &  Napier  Fund,  Inc.  (the  "Corporation").    The Corporation is
organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Fund are offered to clients and employees of Manning &
Napier Advisors, Inc. (the Advisor) and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1997, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as International Series Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

     SECURITY VALUATION

Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Funds pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

Security transactions are accounted for on the date the securities are
purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

Notes to Financial Statements

     FEDERAL INCOME TAXES

The  Fund's  policy is to comply with the provisions of the Internal
Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTIONS OF INCOME AND GAINS

Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

For the year ended December 31, 1997, the Fund distributed $14,030,081 of long-term capital gains of which $5,944,686 represents 20% rate gain.

     FOREIGN CURRENCY TRANSLATION

The  accounting records of the Fund are maintained in U.S. dollars.
Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchase and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investment that result from fluctuations in foreign currency exchange rates is not separately stated.

Notes to Financial Statements

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may purchase or sell forward foreign currency contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counter parties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been
closed.   Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) from foreign currency and forward currency exchange contracts.

The Fund regularly trades forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Fund has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. A summary of obligations for forward currency exchange contracts outstanding as of December 31, 1997 is as follows:






                                                        Net Unrealized
Settlement  Contracts       In Exchange    Contracts    Appreciation/
   Date     to Deliver          For        At Value     (Depreciation)
----------  ----------      ----------    ----------    --------------

  01/29/98  Deutsche Marks  $ 28,248,588  $27,839,300  $        409,288
  01/29/98  French Francs   $ 23,469,818  $23,240,800  $        229,018
  01/09/98  Japanese Yen    $  3,221,649  $ 3,063,288  $        158,361
  01/09/98  Japanese Yen    $  1,581,528  $ 1,531,644  $         49,884
  01/09/98  Japanese Yen    $  1,009,709  $   995,568  $         14,141



On December 31, 1997, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

     OTHER

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements

3.     TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Fund's average daily net assets. The fee amounted to $1,804,670 for the year ended December 31, 1997.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The compensation of the non-affiliated Directors totaled $8,250 for the year ended December 31, 1997.

4.     PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 1997, purchases and sales of securities, other than United States Government securities and short-term securities, were $46,114,467 and $14,819,798, respectively.

5.     CAPITAL STOCK TRANSACTIONS

Transactions in shares of International Series were:






              For the Year                    For the Year
             Ended 12/31/97                  Ended 12/31/96
             --------------                  --------------

             Shares           Amount         Shares           Amount
             --------------   -------------  --------------  --------------
Sold              1,557,079   $ 21,366,816        1,645,694   $ 17,300,172
Reinvested        1,695,615     21,716,296          184,488      2,044,126
Repurchased        (956,763)   (12,964,978)      (2,297,367)   (24,079,624)
             ---------------  -------------  ---------------  -------------
Total             2,295,931   $ 30,118,134         (467,185)  $ (4,735,326)
             ===============  =============  ===============  =============

Notes to Financial Statements


6.     FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves  special  risks  and  considerations  not typically associated with
investing  in  securities  of  domestic  companies    and  the United States
Government.  These risks include revaluation of currencies and future adverse
political  and  economic  developments.    Moreover,  securities  of foreign
companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States Government.

Independent Accountants Report

TO THE SHAREHOLDERS AND DIRECTORS OF
MANNING & NAPIER FUND, INC.- INTERNATIONAL SERIES:

       We have audited the accompanying statement of assets and liabilities of Manning & Napier Fund, Inc.- International Series, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Manning & Napier Fund, Inc.- International Series as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period ended in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
JANUARY 23, 1998

Manning & Napier Fund, Inc.

Diversified Tax Exempt Series

Annual Report
December 31, 1997

Management Discussion and Analysis

DEAR SHAREHOLDERS:

Lets face it, fixed income management is not a high risk profession. Aside from stress, the biggest physical risk fixed income managers face is the continued deterioration of their eyesight. Of course the same can probably be said of any profession which entails reading, writing, or staring at a computer screen for 8 to 10 hours a day. The clinical term for this condition is myopia, a visual defect where distant objects are blurred because their image is focused in front of the retina rather than on the retina itself.
While it is likely that many fixed income professionals suffer from this malady, there is a secondary definition of myopia that is far more endemic in the fixed income investment community today. That definition defines myopia as a shortsightedness in thinking or planning.

For example, when the Labor Department released their employment report at 8:30 A.M. on the first Friday of October, the market responded by driving long-term interest rates down from 6.30% to 6.15%. Later in the morning when a story came across the newswire that a U.S. aircraft carrier was heading toward the Persian Gulf, concerns about oil prices drove long rates back to 6.40%. When it was revealed that the carrier had been scheduled to head to the gulf, the market recovered and long bonds ended the day where they had started at 6.30%. The market for municipal bonds is also subject to such gyrations and those gyrations are symptomatic of the short-term focus of the fixed income markets. Some managers try to act on those gyrations, but that is a tough game to play, and an even tougher game to win.

Rest assured, that is not how Manning & Napier approaches the management of its municipal bond funds. We invest based upon our long-term overview. We do monitor the short- term factors that impact the market, but we do so to see if they strengthen, weaken or have no effect on our long-term overview.

For those of you who are new shareholders, our overview calls for a continuation of the saw-tooth decline in interest rates that has characterized the domestic fixed income market for the last 15 years. That decline can be traced to the globalization of the worlds economy, the resulting increase in the competitive environment, and disinflationary pressure that has resulted from consumers, producers, and policy makers responding to that new environment.a competitive global environment, governments have no choice but to enact sound fiscal and monetary policies. Nowhere is that more evident than in the United States. In the early 1990s, the U.S. federal government was running budget deficits in excess of $300 billion. At the time, some of the more negative predictions were calling for deficits exceeding $500 billion. History proved them wrong. Through September, which is the end of the federal governments fiscal year, the trailing 12 month budget deficit had shrunk to an amazingly low $22.3 billion. At the start of the fiscal year, deficit projections had called for a deficit in the neighborhood of $125 billion for fiscal year 1997.

There are two reasons for the dramatic improvement. First, receipts continue to exceed expectations. Some of that can be traced to the fact that this is the seventh year of the economic expansion. It can also be traced to a stock market that is about to post its third consecutive year of double digit returns. That has generated above-average capital gains and associated capital gains taxes. Second, and more interestingly, expenditure growth has been very much restrained. On a year-over-year basis it has been in the neighborhood of 3%. Policy makers do not have direct control over the level of receipts that come in; however, they do control expenditures.

Management Discussion and Analysis

An improved fiscal environment was not limited to the federal government. State and local governments have also seen their situations improve. The same dynamics are at work -- growing receipts and restraint over expenditures. Many municipalities are now running surpluses, and as a result the issuance of new municipal bonds has slowed.

Restraint is not a term often applied to politicians, but that restraint has been driven by the financial markets' ability to enforce fiscal discipline. How so? With the growth of international financial markets, capital flows from one country to another almost seamlessly. Those countries with well-defined property rights, established legal systems, and attractive relative returns will be the most successful when it comes to keeping capital, as well as attracting foreign capital. Sound policies are a key contributor to whether a country offers attractive relative returns. The situation is compounded by the fact that the U.S. is running a rather sizable current account deficit. Because of that, it is even more important that the U.S. attract foreign capital. Otherwise our investment needs cannot be met.

Another investment opinion that has grown out of our long-term overview is the lack of pricing power and the need for producers to strive for productivity gains if they are to remain competitive in the global economy. That is one of the few ways that they can achieve earnings growth, and from an inflation standpoint, it contributes to the disinflationary environment. Manufacturing productivity has been strong throughout the 1990s; it has been the measures of service sector productivity that have appeared lacking. However, over the last year there has been a growing consensus that service sector productivity has been mismeasured. Not only is service sector productivity hard to measure, but the low numbers being reported seem to contradict the incredible investments that firms have made in computers and information processing. That does not even address the high level of merger activity that has permeated all sectors of the economy.

Solid productivity gains help to explain what has occurred in the U.S. economy in 1997, specifically strong growth and declining inflation. During the first quarter of this year, the economy grew at close to a 5% real rate (i.e., 5% over the inflation rate). In the second quarter, real growth was just under 4%, and during the third quarter, growth came in at 3.5%. Those are all solid readings, and intuitively one would expect inflation pressures to build, but over the same period, the Consumer Price Index slowed from a year-over-year rate of 3.3% to 2.2%. The Producer Price Indexs year-over-year growth rate fell from 3% to 0%. Strong growth and declining inflation are typically thought to be mutually exclusive. But that was not the case in 1997, and that was not the case during the 1950s and early 1960s when strong productivity gains allowed growth and low inflation to coexist peacefully.

Both of these big picture items -- declining budget deficits and solid productivity gains -- help to explain why interest rates have fallen over the
last  12  months.    On  the  short end of the AAA municipal bond yield curve,
specifically one-year paper, rates are actually a touch higher. However, two-year note rates are down 5 to 10 basis points (0.05% to 0.10%) over the last year, and long bond rates have fallen by 40 basis points (0.40%). In fixed income parlance, the yield curve has flattened. From a performance standpoint, falling interest rates mean higher returns; the further out on the yield curve an investor ventured, the better his or her performance.

Management Discussion and Analysis

As of the end of the year, we had positioned the Series in longer-term bonds than its benchmark, the Merrill Lynch Intermediate Municipal Index, in keeping with our overview. For the year ending in December, the Diversified Tax Exempt Series returned 7.92%. By comparison, the benchmark returned 7.69%. This outperformance was achieved despite the fact that the benchmark does not reflect the fees and expenses that real-world investors incur and with a higher quality (i.e., lower credit risk ) portfolio than the benchmark.

What we hope you noticed while you were reading this letter is that none of our conclusions depended upon our opinion of the most recent economic release, they did not depend on a forecast of the economy over the next 6 to 12 months, and they did not depend upon our opinion of what the Federal Reserve is going to do at the next Federal Open Market Committee meeting. As we have stated on more than one occasion, the key to success is to focus on the long-term
trends.    Manning  &  Napier  has done that.  The proof as they say is in the pudding, and the performance of the Series, given its extremely high quality, has been quite good.

We wish you the best for a happy, healthy, and prosperous 1998.




MANNING & NAPIER ADVISORS, INC.

<graphic>
<pie chart>

Data for pie chart to follow:

Portfolio Composition 1 - As of 12/31/97

General Obligation Bonds - 78%
Revenue Bonds - 20%
Pre-Refunded Bonds - 2%

1 As a percentage of municipal securities.

<graphic>
<pie chart>

Data for pie chart to follow:

Quality Ratings 2 - As of 12/31/97

Aaa - 81%
Aa - 17%
A - 2%

2 Using Moody's Ratings, as a percentage of municipal securities.

Performance Update as of December 31, 1997

The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Diversified
Tax Exempt Series from its inception
(2/14/94) to present (12/31/97) as compared to the Merrill Lynch Intermediate Municipal
Index.1







Manning & Napier Fund, Inc.
Diversified Tax Exempt Series

                                                   Total Return
Through                        Growth of $10,000                  Average
12/31/97                       Investment          Cumulative     Annual

One Year                       $           10,792          7.92%     7.92%
Inception 2                    $           12,270         22.70%     5.41%








Merrill Lynch
Intermediate Municipal Index
                                                  Total Return
Through                       Growth of $10,000                  Average
12/31/97                          Investment       Cumulative     Annual

One Year                      $           10,769          7.69%     7.69%
Inception 2                   $           12,406         24.06%     5.71%



<graphic>
<line chart>

Data for line chart to follow:






                 Manning & Napier                 Merrill Lynch
Date      Diversified Tax Exempt Series   Intermediate Municipal Index

02/14/94  $                       10,000  $                      10,000
12/31/94                           9,461                          9,709
12/31/95                          11,003                         11,009
12/31/96                          11,370                         11,520
12/31/97                          12,270                         12,406



1 The unmanaged Merrill Lynch Intermediate Municipal Index is a market value weighted measure of approximately 184 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

2 The Fund and Index performance numbers are calculated from February 14, 1994, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - December 31, 1997







                                                    Principal   Value
MUNICIPAL SECURITIES - 95.3%                        Amount       (Note 2)
ALASKA - 1.4%
Anchorage, G.O. Bond, 6.10%, 8/1/2004               $  300,000  $323,631
                                                                ---------

ARIZONA - 2.0 %
Central Arizona Water Conservation District,
    Revenue Bond, 4.70%, 5/1/2004                      200,000   205,534
Maricopa County School District No. 097 Deer
    Valley, G.O. Bond, Series A, 5.20%, 7/1/2007       250,000   264,600
                                                                ---------
                                                                 470,134
                                                                ---------
CALIFORNIA - 1.4%
Wiseburn School District Series A, G.O. Bond,
    5.25%, 8/1/2016                                    330,000   335,372
                                                                ---------

COLORADO - 0 .8%
El Paso County School District No. 020, G.O.
    Bond, Series A, 6.20%, 12/15/2007                  160,000   183,150
                                                                ---------

DELAWARE - 0.9%
Wilmington, G.O. Bond, Series B, 5.90%,
    4/1/2000                                           200,000   208,392
                                                                ---------

DISTRICT OF COLUMBIA - 0.9%
District of Columbia, G.O. Bond, Series A,
    7.65%, 12/1/2003                                   200,000   210,808
                                                                ---------

FLORIDA - 3.8%
Dade County School District, G.O. Bond,
    6.125%, 8/1/2008                                   150,000   160,227
Florida State Board of Education Capital Outlay
    Public Ed., G.O. Bond Series C, 5.60%,
    6/1/2025                                           135,000   139,659
Florida State Dept. of Environmental Preservation
    2000, Revenue Bond, Series A, 4.50%,
    7/1/2003                                           200,000   203,214
Hillsborough County Capital Improvement
    Program, Revenue Bond, 5.125%, 7/1/2022            400,000   395,324
                                                                ---------
                                                                 898,424
                                                                ---------

GEORGIA - 3.4%
Atlanta, G. O. Bond, 5.60%, 12/1/2018                  350,000   364,021
Georgia, G.O. Bond, Series B, 5.65%, 3/1/2012          200,000   218,392
Glynn County Board of Education, G.O. Bond,
    5.00%, 7/1/2006                                    200,000   209,444
                                                                ---------
                                                                 791,857
                                                                ---------

HAWAII - 1.2%
Hawaii, G.O. Bond, Series CH, 6.00%, 11/1/2007         260,000   290,917
                                                                ---------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1997







                                                   Principal   Value
                                                   Amount       (Note 2)
IDAHO - .4%
Ada & Canyon Counties Joint School District
    No. 2 Meridian, G.O. Bond, 5.10%, 7/30/2005    $  100,000  $105,351
                                                               ---------

ILLINOIS - 3.3%
Aurora, G.O. Bond, 5.80%, 1/1/2012                    190,000   202,764
Chicago Schools Financial Authority, G.O.             200,000   206,606
    Bond, Series A 5.00% 6/1/2007
Chicago, G.O. Bond, Series A, 5.875%,
    1/1/2022                                          100,000   104,910
Illinois, Certificate Participation, Series
    1995A, 5.60%, 7/1/2010                            100,000   106,960
Tazwell County Community High School District
    No. 303 Pekin,  G.O. Bond, 5.50%, 1/1/2011        150,000   157,266
                                                               ---------
                                                                778,506
                                                               ---------

INDIANA - 1.3%
Bloomington Sewer Works, Revenue Bond,
    5.80%, 1/1/2011                                   150,000   162,343
Lafayette Waterworks, Revenue Bond, 4.90%,
    7/1/2006                                          140,000   143,801
                                                               ---------
                                                                306,144
                                                               ---------

IOWA - 2.7%
Cedar Rapids, G. O. Bond, 6.45%, 6/1/2014             350,000   380,541
Iowa City Sewer, Revenue Bond, 5.75%,
    7/1/2021                                          250,000   261,622
                                                               ---------
                                                                642,163
                                                               ---------

KENTUCKY - 2.5%
Jefferson County School District Finance Corp.
    School  Building, Revenue Bond, Series A,
    5.00%, 2/1/2011                                   300,000   304,956
Kentucky State Turnpike Authority Revitalization
    Projects, Revenue Bond, 6.50%, 7/1/2008           250,000   292,847
                                                               ---------
                                                                597,803
                                                               ---------

LOUISIANA - 1.3%
New Orleans Sewer Service, Revenue Bond,
    5.25%, 6/1/2012                                   300,000   309,510
                                                               ---------

MAINE - 1.3%
Hermon, G.O. Bond, 5.60%, 11/1/2013                    75,000    79,082
Portland, G.O. Bond, 6.20%, 4/1/2006                  200,000   222,168
                                                               ---------
                                                                301,250
                                                               ---------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1997







                                                           Principal   Value
                                                           Amount         (Note 2)
MASSACHUSETTS - 4.4%
Martha's Vineyard Regional High School District No. 100,
    G.O. Bond, 6.70%, 12/15/2014                           $  200,000  $  227,412
Massachusetts Municipal Electric Supply System,
    Revenue Bond, Series A, 5.00%, 7/1/2017                   200,000     195,614
Massachusetts State, G.O. Bond, Series C,
     5.75%, 8/1/2010                                          400,000     443,152
Massachusetts Water Authority General Ref.,
    Revenue Bond, Series B, 5.25%,  3/1/2013                  155,000     157,841
                                                                       -----------
                                                                        1,024,019
                                                                       -----------

MARYLAND - 2.9%
Baltimore Water Project, Revenue Bond, Series A, 5.55%,
    7/1/2009                                                  260,000     279,685
Prince Georges County Public Improvement,
    G.O. Bond, 5.00%, 3/15/2014                               200,000     200,894
Washington County Public Improvement, G.O.
    Bond, 4.875%, 1/1/2010                                    200,000     202,710
                                                                       -----------
                                                                          683,289
                                                                       -----------

MICHIGAN - 4.6%
Comstock Park Public Schools, G.O. Bond,
    5.50%, 5/1/2011                                           150,000     157,521
Dearborn School District, G.O. Bond, 5.10%,
    5/1/2006                                                  200,000     207,710
Farmington Hills, G.O. Bond, 5.70%, 10/1/2005                  65,000      70,067
Farmington Hills, G.O. Bond, 5.80%, 10/1/2006                  50,000      53,974
Farmington Hills, G.O. Bond, 5.90%, 10/1/2007                  75,000      81,153
Hudsonville Public Schools, G.O. Bond, 5.15%,
    5/01/2027                                                 225,000     221,967
Pinckney Community Schools, G.O. Bond,
    5.00%, 5/1/2014                                           200,000     199,920
St. Joseph County Sewer Disposal Systems-
    Constantine, G.O. Bond, 5.00%, 4/1/2012                   100,000     100,775
                                                                       -----------
                                                                        1,093,087
                                                                       -----------
MINNESOTA - 3.0%
Minneapolis, G.O. Bond, Series B, 5.20%,
    3/1/2013                                                  300,000     306,021
Minnesota Various Purpose, G.O. Bond, 6.60%,
    8/1/1999                                                  200,000     208,308
Western Minnesota Municipal Power Agency,
    Revenue Bond, 6.625%, 1/1/2016                            175,000     203,562
                                                                       -----------
                                                                          717,891
                                                                       -----------

MISSISSIPPI - 0.9%
Mississippi, G.O. Bond, 6.30%, 12/1/2006                      200,000     223,210
                                                                       -----------



The accompanying notes are an integral part of the financial statements.

7

Investment Portfolio - December 31, 1997







                                                            Principal   Value
                                                            Amount         (Note 2)
MISSOURI - 1.1%
Missouri State Ref.- Third Street Building, G.O.
    Bond, Series A, 5.125%, 8/1/2009                        $  250,000  $  256,345
                                                                        -----------

MONTANA - 0.9%
Montana Long Range Building Project, G.O. Bond, Series A,
    4.875%, 8/1/2010                                           200,000     202,924
                                                                        -----------

NEBRASKA - 2.3%
Douglas County School District No. 17,
    G.O. Bond, 5.00%, 10/1/2012                                545,000     548,123
                                                                        -----------

NEVADA - 2.7%
Clark County School District, G.O. Bond,
    6.00%, 6/15/2002                                           100,000     107,293
Henderson Water, G.O. Bond, Series A, 5.65%,
    12/1/2003                                                  300,000     321,576
Nevada State Project No. 42, G.O. Bond, 5.70%,
    9/1/2008                                                   200,000     214,996
                                                                        -----------
                                                                           643,865
                                                                        -----------

NEW HAMPSHIRE - 1.0%
New Hampshire, G.O. Bond, 6.60%, 9/1/2014                      200,000     227,448
                                                                        -----------

NEW JERSEY - 4.1 %
Jersey City Water, G.O. Bond, 5.50%, 3/15/2011                 225,000     238,871
New Jersey State Highway Authority, Garden
    State Parkway, Revenue Bond, 5.50%,
    1/1/2000                                                   200,000     205,828
North Hudson Sewer Authority, Revenue Bond,
5.25%, 8/1/2016                                                250,000     253,803
West Windsor Plainsboro, G.O. Bond, 5.25%,
12/1/2004                                                      250,000     265,023
                                                                        -----------
                                                                           963,525
                                                                        -----------

NEW MEXICO - 0.9%
Albuquerque, G.O. Bond, Series A & B, 4.70%,
    7/1/2000                                                   200,000     203,490
                                                                        -----------

NEW YORK - 5.2%
Monroe County Community School
    Corporation First Meeting, Revenue Bond,
    5.25%, 7/1/2016                                            125,000     125,623
New York State Thruway Authority, Revenue
    Bond, Series A, 5.50%, 1/1/2023                            200,000     202,646
Sands Point, G.O. Bond, 6.70%, 11/15/2013                      350,000     393,943
Spencerport Central School District, G.O. Bond,
    5.00%, 11/15/2012                                          350,000     354,998
Westchester County, G.O. Bond, 4.75%,
    11/15/2016                                                 150,000     148,389
                                                                        -----------
                                                                         1,225,599
                                                                        -----------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1997







                                                 Principal  Value
                                                 Amount       (Note 2)
NORTH CAROLINA - 1.8%
Charlotte Public Improvement, G.O. Bond,
    5.70%, 2/1/2002                               $200,000   $212,452
North Carolina State Prison Facilities, G.O.
    Bond, 4.80%, 3/1/2009                          200,000    205,174
                                                            ----------
                                                              417,626
                                                            ----------

OHIO - 5.8%
Cleveland Water & Sewer, G.O. Bond,
    5.35%,  9/1/2023                               450,000    454,702
Oak Hills Local School District,
    G.O. Bond, 5.125%, 12/1/2025                   490,000    486,737
Ohio Public Facilities, Community Higher
    Education, Revenue Bond, Series II-A,
    4.25%, 12/1/2002                               200,000    201,230
Summit County Various Purpose, G.O. Bond,
    6.625%, 12/1/2012                              200,000    219,594
                                                            ----------
                                                            1,362,263
                                                            ----------

OREGON - 1.1%
Salem Pedestrian Safety Impts, G.O. Bond,
    5.50%, 5/1/2010                                255,000    270,667
                                                            ----------

PENNSYLVANIA - 4.4%
Beaver County, G.O. Bond, 5.15%, 10/01/2017        300,000    300,660
Cambria County, G.O. Bond, Series A, 6.10%,
    8/15/2016                                      350,000    380,849
Pennsylvania State, G.O. Bond, First Series,
    5.30%, 5/1/2005                                100,000    106,117
Pennsylvania State, G.O. Bond, Second Series,
    6.00%, 7/1/2005                                 90,000     99,660
Philadelphia Water & Waste, Revenue
    Bond, 5.60%, 8/1/2018                          150,000    154,704
                                                            ----------
                                                            1,041,990
                                                            ----------


RHODE ISLAND - 1.4%
Rhode Island State Pre-refunded Balance, G.O.
    Bond, Series A, 6.20%, 6/15/2004               115,000    126,250
Rhode Island State Unrefunded Balance, G.O.
    Bond, Series A, 6.20%, 6/15/2004               185,000    201,454
                                                            ----------
                                                              327,704
                                                            ----------
SOUTH CAROLINA - 2.5%
South Carolina State Capital Improvement, G.O.
    Bond, 4.10%, 4/1/2001                          200,000    200,958
South Carolina State Highway, G.O. Bond,
    Series B, 5.625%, 7/1/2010                     350,000    382,225
                                                            ----------
                                                              583,183
                                                            ----------

TENNESSEE - 2.2%
Johnson City School Sales Tax, G.O. Bond,
    6.70%, 5/1/2021                                350,000    405,811
Lawrence County, G.O. Bond, 6.60%, 3/1/2013        100,000    109,551
                                                            ----------
                                                              515,362
                                                            ----------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1997







                                                   Principal   Value
                                                   Amount          (Note 2)
TEXAS - 2.4%
Dallas Waterworks & Sewer, Revenue Bond,
    5.625%, 4/1/2009                               $  200,000  $   208,868
Southlake Waterwork & Sewer System, G.O.
    Bond, 5.30%, 2/15/2011                            350,000      361,897
                                                               ------------
                                                                   570,765
                                                               ------------

UTAH - 3.2%
Alpine School District, G.O. Bond, 5.375%,
    3/15/2009                                         250,000      263,900
Nebo School District, G.O. Bond, 6.00%,
    6/15/2018                                         450,000      484,240
                                                               ------------
                                                                   748,140
                                                               ------------


VIRGINIA - 1.7%
Franklin County Capital Improvement , G.O. Bond,
    6.60%, 7/15/2013                                  250,000      272,122
Spotsylvania County Water & Sewer Systems,
    Revenue Bond, 5.25%, 6/1/2016                     130,000      132,252
                                                               ------------
                                                                   404,374
                                                               ------------

WASHINGTON - 3.1%
Kitsap County School District, G.O. Bond,
    6.625%, 12/1/2008                                 350,000      387,069
Seattle, G.O. Bond, Series A, 5.75%, 1/15/2020        230,000      239,752
Seattle Met. Municipality, G.O. Bond, 5.65%,
    1/1/2020                                          100,000      102,789
                                                               ------------
                                                                   729,610
                                                               ------------
WISCONSIN - 3.1%
Merrill Public School District, G.O. Bond,
    5.30%, 4/1/2013                                   400,000      408,648
Wisconsin State, G.O. Bond, Series A, 5.75%,          300,000      316,185
                                                               ------------
    5/1/2001                                                       724,833
                                                               ------------

TOTAL MUNICIPAL SECURITIES
(Identified Cost $21,286,612)                                   22,462,744
                                                               ------------

SHORT-TERM INVESTMENTS - 2.6%
Dreyfus Municipal Reserves
    (Identified Cost $630,674)                        630,674      630,674
                                                               ------------

TOTAL INVESTMENTS - 97.9%
(Identified Cost $21,917,286)                                   23,093,418

OTHER ASSETS, LESS LIABILITIES - 2.1%                              557,788
                                                               ------------

NET ASSETS - 100%                                              $23,651,206
                                                               ============



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1997
Key -
Dist. - District                         Met. - Metropolitan
Ed. - Education                          Dept. - Department
G.O. Bond - General Obligation Bond      Impt. - Improvement
Ref. - Referendum







FEDERAL TAX INFORMATION:

At December 31, 1997, the net unrealized appreciation based on identified cost for federal income tax purposes of $21,917,286 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost               $1,178,929

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                   (2,797)
                                                                  -----------

UNREALIZED APPRECIATION - NET                                     $1,176,132
                                                                  ===========



The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

December 31, 1997







ASSETS:

Investments, at value (Identified Cost $21,917,286)(Note 2)  $23,093,418
Cash                                                              89,950
Interest receivable                                              356,401
Receivable for fund shares sold                                  134,230
Prepaid expense                                                      762
                                                             ------------

TOTAL ASSETS                                                  23,674,761
                                                             ------------

LIABILITIES:

Accrued management fees (Note 3)                                   9,816
Accrued Directors' fees (Note 3)                                   1,643
Other payables and accrued expenses                               12,096
                                                             ------------

TOTAL LIABILITIES                                                 23,555
                                                             ------------

NET ASSETS FOR 2,233,499 SHARES
   OUTSTANDING                                               $23,651,206
                                                             ============

NET ASSETS CONSIST OF:

Capital stock                                                $    22,334
Additional paid-in-capital                                    22,416,302
Undistributed net investment income                               44,809
Accumulated net realized loss on investments                      (8,371)
Net unrealized appreciation on investments                     1,176,132
                                                             ------------

TOTAL NET ASSETS                                             $23,651,206
                                                             ============

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   ($23,651,206/2,233,499 shares)                            $     10.59
                                                             ============



The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Year Ended December 31, 1997







INVESTMENT INCOME:

Interest                                $  987,519
                                        ----------

EXPENSES:

Management fees (Note 3)                    96,872
Directors' fees (Note 3)                     8,250
Transfer agent fees (Note 3)                 4,650
Audit fee                                   13,666
Registration and filing fees                 4,653
Custodian fee                                3,006
Miscellaneous                                2,916
                                        ----------

Total Expenses                             134,013
                                        ----------

NET INVESTMENT INCOME                      853,506
                                        ----------

NET CHANGE IN UNREALIZED APPRECIATION
   ON INVESTMENTS                          670,358
                                        ----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                      $1,523,864
                                        ==========



The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets







                                                        For the Year       For the Year
                                                         Ended 12/31/97    Ended 12/31/96
                                                        -----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                   $        853,506   $       661,923
Net realized loss on investments                                     ---               (92)
Net change in unrealized appreciation on investments             670,358           (77,279)
                                                        -----------------  ----------------
Net increase in net assets from operations                     1,523,864           584,552
                                                        -----------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                      (843,987)         (634,484)
                                                        -----------------  ----------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)          6,022,646         4,546,467
                                                        -----------------  ----------------

Net increase in net assets                                     6,702,523         4,496,535

NET ASSETS:

Beginning of period                                           16,948,683        12,452,148
                                                        -----------------  ----------------

END OF PERIOD (including undistributed net investment
   income of $44,809 and $35,290, respectively)         $     23,651,206   $    16,948,683
                                                        =================  ================



The accompanying notes are an integral part of the financial statements.

Financial Highlights







                                                                                   For the Period
                                                                                       2/14/94
                                                                                    (commencement of
                                                For The Years Ended                    operations)
                                                12/31/97    12/31/96    12/31/95   to 12/31/94
                                               ----------  ----------  ----------  ------------------
Per share data (for a share outstanding
throughout each period):

NET ASSET VALUE - BEGINNING  OF PERIOD         $   10.23   $   10.32   $    9.26   $           10.00
                                               ----------  ----------  ----------  ------------------

Income from investment operations:
   Net investment income                           0.434       0.434       0.428               0.210
   Net realized and unrealized gain (loss)
      on investments                               0.361      (0.104)      1.062              (0.749)
                                               ----------  ----------  ----------  ------------------

Total from investment operations                   0.795       0.330       1.490              (0.539)
                                               ----------  ----------  ----------  ------------------

Less distributions to shareholders:
   From net investment income                     (0.435)     (0.420)     (0.430)             (0.201)
                                               ----------  ----------  ----------  ------------------

NET ASSET VALUE - END OF PERIOD                $   10.59   $   10.23   $   10.32   $            9.26
                                               ==========  ==========  ==========  ==================

Total return1                                      7.92 %       3.33%      16.29%             (5.39)%

Ratios of expenses (to average net assets) /
    Supplemental Data:
    Expenses                                        0.69%       0.70%       0.79%           0.85%2,3
    Net investment income                           4.41%       4.44%       4.52%           3.71%2,3

Portfolio turnover                                     1%          2%          5%                  4%

NET ASSETS - END OF PERIOD (000'S OMITTED)     $  23,651   $  16,949   $  12,452   $           8,481
                                               ==========  ==========  ==========  ==================



1  Represents aggregate total return for the period indicated.
2  Annualized.
3 The investment advisor waived a portion of its management fee. If the full fee had been incurred by the fund, the net investment income per share would have been $0.186, and the annualized ratios would have been as follows:
Expenses, 1.29%; Net investment income 3.27%.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.     ORGANIZATION

Diversified Tax Exempt Series (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Fund are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1997, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Diversified Tax Exempt Series Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the Service). The Service utilizes the last price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Funds Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost which approximates market value.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

Security  transactions  are  accounted  for  on  the  date  the securities are
purchased  or  sold.    Dividend  income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.


FEDERAL INCOME TAXES

The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes to Financial Statements

FEDERAL INCOME TAX (continued)

At December 31, 1997, the Fund, for federal income tax purposes, had a capital loss carryforward of $8,371. Of this amount, $889 will expire on December 31, 2002, $7,390 will expire on December 31, 2003 and $92 will expire on December 31, 2004.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

DISTRIBUTIONS OF INCOME AND GAINS

Distributions to shareholders of net investment income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

The fund hereby designates 100% of its ordinary distributions as tax-exempt dividends for the year ended December 31, 1997.

OTHER

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.



3.     TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund's average daily net assets. The fee amounted to $96,872 for the year ended December 31, 1997.

Notes to Financial Statements

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $4,650 for the year ended December 31, 1997.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The compensation of the non-affiliated Directors totaled $8,250 for the year ended December 31, 1997.

4.     PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 1997, purchases and sales of securities, other than United States Government securities and short-term securities, were $5,863,883 and $200,000, respectively.

5.     CAPITAL STOCK TRANSACTIONS

Transactions in shares of Diversified Tax Exempt Series were:







              For the Year                   For the Year
             Ended 12/31/97                 Ended 12/31/96
             --------------                 --------------
             Shares           Amount        Shares           Amount
             --------------   -----------   --------------   ------------

Sold                643,012   $ 6,698,681          535,294   $ 5,427,100
Reinvested           78,730       818,991           60,908       612,628
Repurchased        (144,215)   (1,495,026)        (147,335)   (1,493,261)
             ---------------  ------------  ---------------  ------------
Total               577,527   $ 6,022,646          448,867   $ 4,546,467
             ===============  ============  ===============  ============

Notes to Financial Statements

6.     FINANCIAL INSTRUMENTS

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on December 31, 1997.

Independent Accountants Report

TO THE SHAREHOLDERS AND DIRECTORS OF
MANNING & NAPIER FUND, INC.- DIVERSIFIED TAX EXEMPT SERIES:

We have audited the accompanying statement of assets and liabilities of Manning & Napier Fund, Inc.- Diversified Tax Exempt Series, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the financial highlights table herein. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Manning & Napier Fund, Inc.- Diversified Tax Exempt Series as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the financial highlights table herein in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
JANUARY 23, 1998

Manning and Napier Fund, Inc.

New York
Tax Exempt Series


Annual Report
December 31, 1997

Management Discussion and Analysis

Dear Shareholders:

Lets face it, fixed income management is not a high risk profession. Aside from stress, the biggest physical risk fixed income managers face is the continued deterioration of their eyesight. Of course the same can probably be said of any profession which entails reading, writing, or staring at a computer screen for 8 to 10 hours a day. The clinical term for this condition is myopia, a visual defect where distant objects are blurred because their image is focused in front of the retina rather than on the retina itself.
While it is likely that many fixed income professionals suffer from this malady, there is a secondary definition of myopia that is far more endemic in the fixed income investment community today. That definition defines myopia as a shortsightedness in thinking or planning.

For example, when the Labor Department released their employment report at 8:30 A.M. on the first Friday of October, the market responded by driving long-term interest rates down from 6.30% to 6.15%. Later in the morning when a story came across the newswire that a U.S. aircraft carrier was heading toward the Persian Gulf, concerns about oil prices drove long rates back to 6.40%. When it was revealed that the carrier had been scheduled to head to the gulf, the market recovered and long bonds ended the day where they had started at 6.30%. The market for municipal bonds is also subject to such gyrations and those gyrations are symptomatic of the short-term focus of the fixed income markets. Some managers try to act on those gyrations, but that is a tough game to play, and an even tougher game to win.

Rest assured, that is not how Manning & Napier approaches the management of its municipal bond funds. We invest based upon our long-term overview. We do monitor the short- term factors that impact the market, but we do so to see if they strengthen, weaken or have no effect on our long-term overview.

For those of you who are new shareholders, our overview calls for a continuation of the saw-tooth decline in interest rates that has characterized the domestic fixed income market for the last 15 years. That decline can be traced to the globalization of the worlds economy, the resulting increase in the competitive environment, and disinflationary pressure that has resulted from consumers, producers, and policy makers responding to that new environment.

In a competitive global environment, governments have no choice but to enact sound fiscal and monetary policies. Nowhere is that more evident than in the United States. In the early 1990s, the U.S. federal government was running budget deficits in excess of $300 billion. At the time, some of the more negative predictions were calling for deficits exceeding $500 billion. History proved them wrong. Through September, which is the end of the federal governments fiscal year, the trailing 12 month budget deficit had shrunk to an amazingly low $22.3 billion. At the start of the fiscal year, deficit projections had called for a deficit in the neighborhood of $125 billion for fiscal year 1997.

There are two reasons for the dramatic improvement. First, receipts continue to exceed expectations. Some of that can be traced to the fact that this is the seventh year of the economic expansion. It can also be traced to a stock market that is about to post its third consecutive year of double digit returns. That has generated above-average capital gains and associated capital gains taxes. Second, and more interestingly, expenditure growth has been very much restrained. On a year-over-year basis it has been in the neighborhood of 3%. Policy makers do not have direct control over the level of receipts that come in; however, they do control expenditures.

Management Discussion and Analysis

An improved fiscal environment was not limited to the federal government. State and local governments have also seen their situations improve. The same dynamics are at work -- growing receipts and restraint over expenditures. Many municipalities are now running surpluses, and as a result the issuance of new municipal bonds has slowed.

Restraint is not a term often applied to politicians, but that restraint has been driven by the financial markets' ability to enforce fiscal discipline. How so? With the growth of international financial markets, capital flows from one country to another almost seamlessly. Those countries with well-defined property rights, established legal systems, and attractive relative returns will be the most successful when it comes to keeping capital, as well as attracting foreign capital. Sound policies are a key contributor to whether a country offers attractive relative returns. The situation is compounded by the fact that the U.S. is running a rather sizable current account deficit. Because of that, it is even more important that the U.S. attract foreign capital. Otherwise our investment needs cannot be met.

Another investment opinion that has grown out of our long-term overview is the lack of pricing power and the need for producers to strive for productivity gains if they are to remain competitive in the global economy. That is one of the few ways that they can achieve earnings growth, and from an inflation standpoint, it contributes to the disinflationary environment. Manufacturing productivity has been strong throughout the 1990s; it has been the measures of service sector productivity that have appeared lacking. However, over the last year there has been a growing consensus that service sector productivity has been mismeasured. Not only is service sector productivity hard to measure, but the low numbers being reported seem to contradict the incredible investments that firms have made in computers and information processing. That does not even address the high level of merger activity that has permeated all sectors of the economy.

Solid productivity gains help to explain what has occurred in the U.S. economy in 1997, specifically strong growth and declining inflation. During the first quarter of this year, the economy grew at close to a 5% real rate (i.e., 5% over the inflation rate). In the second quarter, real growth was just under 4%, and during the third quarter, growth came in at 3.5%. Those are all solid readings, and intuitively one would expect inflation pressures to build, but over the same period, the Consumer Price Index slowed from a year-over-year rate of 3.3% to 2.2%. The Producer Price Indexs year-over-year growth rate fell from 3% to 0%. Strong growth and declining inflation are typically thought to be mutually exclusive. But that was not the case in 1997, and that was not the case during the 1950s and early 1960s when strong productivity gains allowed growth and low inflation to coexist peacefully.

Both of these big picture items -- declining budget deficits and solid productivity gains -- help to explain why interest rates have fallen over the last 12 months. On the short end of the AAA municipal bond yield curve, specifically one-year paper, rates are actually a touch higher. However, two-year note rates are down 5 to 10 basis points (0.05% to 0.10%) over the last year, and long bond rates have fallen by 40 basis points (0.40%). In fixed income parlance, the yield curve has flattened. From a performance standpoint, falling interest rates mean higher returns; the further out on the yield curve an investor ventured, the better his or her performance.

Management Discussion and Analysis

As of the end of the year, we had positioned the Series in longer-term bonds than its benchmark, the Merrill Lynch Intermediate Municipal Index, in keeping with our overview. For the year ending in December, the New York Tax Exempt Series returned 8.33%. By comparison, the benchmark returned 7.69%. This outperformance was achieved despite the fact that the benchmark does not reflect the fees and expenses that real-world investors incur and with a higher quality (i.e., lower credit risk ) portfolio than the benchmark.

What we hope you noticed while you were reading this letter is that none of our conclusions depended upon our opinion of the most recent economic release, they did not depend on a forecast of the economy over the next 6 to 12 months, and they did not depend upon our opinion of what the Federal Reserve is going to do at the next Federal Open Market Committee meeting. As we have stated on more than one occasion, the key to success is to focus on the long-term trends. Manning & Napier has done that. The proof as they say is in the pudding, and the performance of the Series, given its extremely high quality, has been quite good.

We wish you the best for a happy, healthy, and prosperous 1998.

Sincerely,



Manning & Napier Advisors, Inc.



<graphic>
<pie chart>
Data for pie chart to follow:

Portfolio Composition * - As of 12/31/97

General Obligation Bonds - 70%
Revenue Bonds - 25%
Pre-Refunded Bonds - 5%

* As a percentage of municipal securities.

<graphic>
<pie chart>

Data for pie chart to follow:

Quality Ratings2 - As of 12/31/97

Aaa - 86%
Aa - 13%
A - 1%


2 Using Moody's Ratings, as a percentage of municipal securities.

Performance Update as of December 31, 1997

The value of a $10,000 investment in the Manning & Napier Fund, Inc. - New York
Tax Exempt Series from its inception
(1/17/94) to present (12/31/97) as
compared to the Merrill Lynch Intermediate
Municipal Index.1






Manning & Napier Fund, Inc.
New York Tax Exempt Series

                                                 Total Return
Through                      Growth of $10,000                  Average
12/31/97                     Investment          Cumulative     Annual

One Year                     $           10,833          8.33%     8.33%
Inception 2                  $           12,180         21.80%     5.11%








Merrill Lynch Intermediate
Municipal Index

                                                Total Return
Through                     Growth of $10,000                  Average
12/31/97                    Investment          Cumulative     Annual

One Year                    $           10,769          7.69%     7.69%
Inception 2                 $           12,419         24.19%     5.62%





<graphic>
<line chart>
Data for line chart to follow:






               Manning & Napier        Merrill Lynch Intermediate
Date      New York Tax Exempt Series         Municipal Index

01/17/94  $                    10,000  $                    10,000
12/31/94                        9,318                        9,719
12/31/95                       10,882                       11,020
12/31/96                       11,243                       11,532
12/31/97                       12,180                       12,419



1 The unmanaged Merrill Lynch Intermediate Municipal Index is a market value weighted measure of approximately 184 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

2 The Fund and Index performance numbers are calculated from January 17, 1994, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - December 31, 1997





                                                                    Principal     Value
                                                                      Amount    (Note 2)

NEW YORK MUNICIPAL SECURITIES - 96.5%
Albany City School District, G.O. Bond, 4.35%,  2/1/2001            $  475,000  $479,626
Albany City School District, G.O. Bond, 4.35%,  2/1/2002               150,000   151,336
Albany City School District, G.O. Bond, 4.55%,  2/1/2006               385,000   390,971
Albany County, G.O. Bond, 5.75%, 6/1/2010                              200,000   215,820
Amherst Public Improvement, G.O. Bond, 4.625%, 3/1/2004                250,000   255,393
Amherst Public Improvement, G.O. Bond, 4.625%, 3/1/2007                200,000   203,354
Battery Park City Authority, Revenue Bond, 7.70%, 5/1/2015             500,000   534,550
Bayport-Blue Point Union Free School District,    G.O. Bond,
   5.60%, 6/15/2012                                                    250,000   269,977
Brighton Central School District, G.O. Bond, 5.40%,6/1/2012            250,000   261,922
Brockport Central School District, G.O. Bond,     5.50%,
   6/15/2015                                                           300,000   312,015
Broome County Public Safety, Certificate    Participation, 5.00%,
   4/1/2006                                                            250,000   261,060
Buffalo General Improvement, G.O. Bond, Series A, 4.75%, 2/1/2004
   2/1/2004                                                            500,000   513,205
Buffalo Schools, G.O. Bond, Series B, 5.05%,    2/1/2009               250,000   256,988
Buffalo, G.O. Bond, 5.00%, 12/1/2009                                   150,000   154,741
Buffalo, G.O. Bond, Series A, 5.20%, 2/1/2010                          250,000   260,495
Cattaraugus County Public Improvement, G.O. Bond, 5.00%,
   8/1/2007                                                            300,000   313,941
Chittenango Central School District, G.O. Bond,  5.375%,
   6/15/2016                                                           200,000   204,630
Colonie, G.O. Bond, 5.20%, 8/15/2008                                   100,000   106,055
Cortlandville, G.O. Bond, 5.40%, 6/15/2013                             155,000   161,518
Dryden Central School District, G.O. Bond, 5.50%, 6/15/2011            200,000   209,374
East Aurora Union Free School District, G.O. Bond,    5.20%,
   6/15/2011                                                           300,000   311,199
East Hampton, G.O. Bond, 4.625%, 1/15/2007                             175,000   177,158
East Hampton, G.O. Bond, 4.625%, 1/15/2008                             175,000   176,419
Eastchester Public Improvement, G.O. Bond, Series B,
   4.90%, 10/15/2011                                                   385,000   388,611
Ellenville Central School District, G.O. Bond, 5.375%, 5/1/2009        210,000   226,607
Ellenville Central School District, G.O. Bond, Series B, 5.70%,
   5/1/2011                                                            700,000   764,708
Erie County Public Improvement, G.O. Bond,    5.80%, 1/15/2003         230,000   246,875
Erie County, G.O. Bond, Series B, 5.50%,  6/15/2009                    100,000   107,053
Erie County, G.O. Bond, Series B, 5.50%, 6/15/2025                     400,000   410,968
Fillmore Central School District, G.O. Bond,    5.25%, 6/15/2015       300,000   305,754



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1997






                                                                    Principal     Value
                                                                      Amount    (Note 2)

NEW YORK MUNICIPAL SECURITIES (continued)
Gloversville City School District, G.O. Bond,    5.00%, 6/15/2005   $  350,000  $365,956
Greene Central School District, G.O. Bond, 5.25%,  6/15/2012           195,000   201,651
Guilderland School District, G.O. Bond, 4.75%, 6/15/1998               130,000   130,608
Guilderland School District, G.O. Bond, 4.90%,  6/15/2008              370,000   377,374
Guilderland School District, G.O. Bond, 5.00%,   6/15/2014             505,000   505,944
Guilderland School District, G.O. Bond, 5.00%,  6/15/2016              400,000   397,744
Hamburg Central School District, G.O. Bond,    5.375%, 6/1/2014        600,000   622,326
Hempstead Town, G.O. Bond, Series B, 5.625%,  2/1/2010                 200,000   216,702
Holland Central School District, G.O. Bond, 6.125%, 6/15/2010          245,000   274,736
Huntington, G.O. Bond, 5.875%, 9/1/2009                                250,000   272,900
Huntington, G.O. Bond, 5.90%, 1/15/2007                                300,000   331,398
Indian River Central School District, G.O. Bond, Second Series,
   4.30%, 12/15/2003                                                   475,000   478,966
Irvington Union Free School District, G.O. Bond, Series B,
   5.10%, 7/15/2005                                                    275,000   288,835
Jamesville-Dewitt Central School District, G.O.,  Bond, 5.75%,
   6/15/2009                                                           420,000   466,582
Jordan-El Bridge Central School District, G.O. Bond, 5.875%,
   6/15/2008                                                           500,000   551,980
Le Roy Central School District, G.O. Bond, 0.10%, 6/15/2008            350,000   219,426
Middletown City School District, G.O. Bond, Series A, 5.50%,
   11/15/2005                                                          175,000   189,047
Monroe County Public Improvement - Pre-refunded, G.O. Bond
   6.00%, 3/1/2002                                                      95,000   101,756
Monroe County Public Improvement - Pre-refunded,   G.O. Bond
   6.10%, 6/1/2015                                                      20,000    22,347
Monroe County Public Improvement - Unrefunded Balance,
   G.O. Bond, 6.00%, 3/1/2002                                          405,000   434,334
Monroe County Public Improvement - Unrefunded Balance,
   G.O. Bond, 6.10%, 6/1/2015                                          180,000   201,121
Monroe County Public Improvement, G.O. Bond,    4.90%,
   6/1/2005                                                            250,000   259,785
Monroe County Water Authority, Revenue Bond, Series B,
   5.25% 8/1/2011                                                      500,000   513,950
Monroe County Water Improvement, G.O. Bond, 5.25%, 2/1/2017
   2/1/2017                                                            320,000   328,650
Nassau County, G.O. Bond, Series A, 4.00%, 5/1/1999                    100,000   100,155
Nassau County, G.O. Bond, Series S, 5.00%, 3/1/2005                    300,000   312,198
Nassau County General Improvement, G.O. Bond, Series U,
   5.25%, 11/1/2014                                                    335,000   341,412



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1997









                                                                   Principal      Value
                                                                     Amount     (Note 2)

NEW YORK MUNICIPAL SECURITIES (continued)
Nassau County General Improvement, G.O. Bond, Series V,
   5.25%, 3/1/2015                                                 $  385,000  $  391,418
New Castle, G.O. Bond, 4.75%, 6/1/2010                                450,000     452,106
New Rochelle City School District, G.O. Bond, Series A, 4.30%,
   2/1/2003                                                           500,000     502,935
New Rochelle, G.O. Bond, Series C, 6.20%, 3/15/2007                   175,000     194,318
New York City Municipal Water Authority, Revenue Bond,
   Series B, 5.00%, 6/15/2003                                         400,000     412,928
New York City Municipal Water Authority, Revenue Bond,
   Series B, 5.375%, 6/15/2019                                        250,000     251,748
New York City Municipal Water Finance Authority, Revenue
   Bond, Series B, 5.50%, 6/15/2019                                 1,000,000   1.023,900
New York City, G.O. Bond, Series K, 5.50%,  4/1/2007                  500,000     536,595
New York Government Assistance Corp., Revenue Bond,
   Series A, 5.90%, 4/1/2013                                          500,000     544,440
New York Government Assistance Corp., Revenue Bond,
   Series A, 6.00%, 4/1/2024                                          250,000     268,888

New York State Environmental Facilities Corp. Pollution Control,
   Revenue Bond, Series A,  4.65%, 6/15/2007                          250,000     254,593
New York State Environmental Facilities Corp. Pollution Control,
   Revenue Bond, Series A,  5.20%, 6/15/2015                          250,000     253,458
New York State Environmental Pollution Control, Revenue Bond
   Pooled LN-B, 6.65%, 9/15/2013                                      500,000     558,855
New York State Environmental Facilities Corp. Pollution Control
   Revenue Bond, Series E, 5.00%, 6/15/2012                           200,000     202,024
New York State Housing Finance Agency, State University
   Construction, Revenue Bond, Series A, 8.00%, 5/1/2011              250,000     319,915
New York State Local Government Assistance Corp.,
   Revenue Bond, Series C, 5.00%, 4/1/2021                            750,000     729,840
New York State Medical Care Facility, Financial  Agency,
   Revenue Bond, 7.75%, 2/15/2020                                     380,000     415,720
New York State Mortgage Agency, Homeowners Mortgage,
   Revenue Bond, Series 31A, 5.375%, 10/1/2017                        500,000     505,800
New York State Power Authority, Revenue Bond, Series CC,
   5.00%, 1/1/2014                                                    500,000     500,880
New York State Power Authority, Revenue Bond, Series CC,
    5.25%, 1/1/2018                                                   250,000     250,725
New York State Power Authority Revenue & General Purpose,
   Revenue Bond, Ref-Series CC, 4.80%, 1/1/2005                        35,000      36,572



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1997






                                                                     Principal      Value
                                                                       Amount     (Note 2)

NEW YORK MUNICIPAL SECURITIES (continued)
New York State Power Authority Revenue & General Purpose,
   Revenue Bond, Ref-Series CC, 4.80%, 1/1/2005                      $  215,000  $  221,439
New York State Thruway Authority, Highway & Bridge, Revenue
   Bond, Series B, 5.75%, 4/1/2006                                      100,000     109,357
New York State Thruway Authority, Revenue Bond, Series A,
   5.50%, 1/1/2023                                                    1,020,000   1,033,495
New York State Thruway Authority Highway & Bridge Trust
   Fund, Revenue Bond,  Series A, 4.90%, 1/1/2007                       555,000     560,123
New York State Thruway Authority, Revenue Bond, Series B,
   4.90%, 1/1/2007                                                      450,000     464,117
New York State Urban Development Correctional  Capital Facilities,
    Facilities, Revenue Bond, Series A, 5.25%, 1/1/2014                 500,000     522,080
New York State Urban Development, Corp.  Correctional Facility,
   Revenue Bond, Series G, 7.00%, 1/1/2017                               50,000      53,840
New York State Urban Development, Revenue  Bond, 5.375%,
   7/1/2022                                                             400,000     403,352
New York, G.O. Bond, 8.00%, 3/15/2016                                   500,000     549,050
Niagara County, G.O. Bond, Series B, 5.20%,  1/15/2011                  400,000     411,148
Niagara County, G.O. Bond, 5.90%, 7/15/2014                             350,000     377,192
North Hempstead, G.O. Bond, Series B, 5.90%, 4/1/2004                   300,000     327,327
North Hempstead, G.O. Bond, Series C, 4.90%, 8/1/2006                   300,000     309,660
North Syracuse Central School District, G.O. Bond, 5.50%
   6/15/2011                                                            295,000     311,198
Onondaga County, G.O. Bond, 5.85%, 2/15/2002                            300,000     319,593
Penfield Central School District, G.O. Bond, 5.20%, 6/15/2010           560,000     584,265
Queensbury, G O. Bond, Series A, 5.50%,  4/15/2011                      150,000     159,720
Queensbury, G.O. Bond, Series A, 5.50%,  4/15/2012                      350,000     371,560
Rochester, G.O. Bond, Series A, 4.70%, 8/15/2006                        250,000     256,550
Rochester, G.O. Bond, Series A, 5.00%,  8/15/2020                       250,000     252,015
Rochester, G.O. Bond, Series A, 5.00%,  8/15/2022                        95,000      95,491
Rome, G.O. Bond, 5.20%, 12/1/2010                                       390,000     404,430
Sands Point, G.O. Bond, 6.70%, 11/15/2014                               700,000     785,953
Schenectady, G.O. Bond, 4.55%, 10/1/2002                                200,000     203,838
Schenectady, G.O. Bond, 5.30%, 2/1/2011                                 250,000     260,658
South County Central School District Brookhaven, G.O. Bond,
   5.50%, 9/15/2007                                                     380,000     406,790
South Huntington Union Free School District, G.O. Bond, 5.00%
   9/15/2016                                                            325,000     323,531



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1997






                                                                 Principal     Value
                                                                   Amount    (Note 2)

NEW YORK MUNICIPAL SECURITIES(continued)
South Huntington Union Free School District, G.O. Bond, 5.10%,
   9/15/2017                                                     $  100,000  $100,159
Steuben County Public Improvement, G.O. Bond, 5.60%,
   5/1/2006                                                         500,000   528,200
Suffolk County Water Authority, Revenue Bond, 5.10%,
   6/1/2009                                                         250,000   263,267
Suffolk County Water Authority, Revenue Bond, 7.325%,
   6/1/2012                                                         500,000   522,365
Suffolk County, G.O. Bond, Series G, 5.40%,  4/1/2013               400,000   410,060
Sullivan County Public Improvement, G.O. Bond, 4.375%,
   3/15/2001                                                        300,000   302,889
Sullivan County Public Improvement, G.O. Bond, 5.125%,
   3/15/2013                                                        330,000   333,798
Three Village Central School District, G.O. Bond, 5.375%,
   6/15/2007                                                        230,000   247,188
Tioga County Public Improvement, G.O. Bond, 5.25%,
   3/15/2005                                                        250,000   262,743
Tompkins County, G.O. Bond, Series B, 5.625%,  9/15/2011            135,000   143,459
Tompkins County, G.O. Bond, Series B, 5.625%,  9/15/2013            300,000   316,809
Tompkins County, G.O. Bond, Series B, 5.625%, 9/15/2014             300,000   315,624
Triborough Bridge & Tunnel Authority, Revenue Bond, Series A,
   5.00%, 1/1/2012                                                  500,000   501,755
Triborough Bridge & Tunnel Authority, Revenue Bond, Series A,
   6.50%, 1/1/2004                                                  200,000   216,962
Triborough Bridge & Tunnel Authority - General Purpose,
   Revenue Bond, 5.00%, 1/1/2017                                    250,000   245,447
Triborough Bridge & Tunnel Authority - General Purpose,
   Revenue Bond, Series A, 4.75%,  1/1/2019                         300,000   285,490
Tri-Valley Central School District, G.O. Bond,  5.60%,
   6/15/2008                                                        120,000   129,509
Westchester County, G.O. Bond, Series A, 4.75%, 12/15/2008          250,000   256,988
Westchester County, G.O. Bond, Series A, 4.75%, 12/15/2009          250,000   254,965
Westchester County, G.O. Bond, Series B, 4.30%, 12/15/2010          215,000   207,124
Westchester County, G.O. Bond, Series B, 4.30%, 12/15/2011          100,000    95,150
White Plains, G.O. Bond, 4.50%, 9/1/2005                            180,000   183,062
White Plains, G.O. Bond, 4.50%, 9/1/2007                            315,000   318,241
William Floyd Union Free School District, G.O. Bond, 5.70%
   6/15/2008                                                        405,000   445,383


The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1997






                                                              Principal        Value
                                                            Amount/Shares     (Note 2)

NEW YORK MUNICIPAL SECURITIES(continued)
Williamsville Central School District, G.O. Bond, 5.375%,
   5/1/2004                                                 $      800,000  $   850,512
Wyandanch Union Free School District, G.O. Bond, 5.60%,
   4/1/2017                                                        500,000      525,885
                                                                            ------------


TOTAL MUNICIPAL SECURITIES
   (Identified Cost $42,096,802)                                             44,088,670
                                                                            ------------

SHORT-TERM INVESTMENTS - 2.3%
Dreyfus Basic New York Tax Free Money Market
Fund (Identified Cost $1,044,367)                                1,044,367    1,044,367
                                                                            ------------

TOTAL INVESTMENTS - 98.8%
   (Identified Cost $43,416,761)                                             45,133,037

OTHER ASSETS, LESS LIABILITIES - 1.2%                                           548,280
                                                                            ------------

NET ASSETS - 100%                                                           $45,681,317
                                                                            ============

KEY-
G.O. Bond - General Obligation Bond
Ref. - Referendum










FEDERAL TAX INFORMATION:

At December 31, 1997, the net unrealized appreciation based on identified cost for federal income tax purposes of $43,141,169 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost               $2,007,269

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                  (15,401)
                                                                 -----------

UNREALIZED APPRECIATION - NET                                     $1,991,868
                                                                 ===========



The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities







DECEMBER 31, 1997

ASSETS:
Investments, at value (Identified Cost $43,141,169)(Note 2)  $45,133,037
Interest receivable                                              578,312
Prepaid expense                                                    1,663
                                                             ------------

TOTAL ASSETS                                                  45,713,012
                                                             ------------

LIABILITIES:
Accrued management fees (Note 3)                                  19,208
Accrued Directors' fees (Note 3)                                   1,644
Audit fee payable                                                 10,450
Other payables and accrued expenses                                  393
                                                             ------------

TOTAL LIABILITIES                                                 31,695
                                                             ------------

NET ASSETS FOR 4,403,651 SHARES
   OUTSTANDING                                               $45,681,317
                                                             ============

NET ASSETS CONSIST OF:

Capital stock                                                $    44,037
Additional paid-in-capital                                    43,567,178
Undistributed net investment income                               98,046
Accumulated net realized loss on investments                     (19,812)
Net unrealized appreciation on investments                     1,991,868
                                                             ------------

TOTAL NET ASSETS                                             $45,681,317
                                                             ============

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE
  ($45,681,317 / 4,403,651 shares)                           $     10.37
                                                             ============



The accompanying notes are an integral part of the financial statements.

Statement of Operations






FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:
Interest                                                  $2,059,931
                                                          ----------

EXPENSES:
Management fees (Note 3)                                     207,477
Directors' fees (Note 3)                                       8,250
Transfer agent fees (Note 3)                                   9,959
Audit fee                                                     13,666
Custodian fee                                                  6,600
Miscellaneous                                                  6,813
                                                          ----------

Total Expenses                                               252,765
                                                          ----------

NET INVESTMENT INCOME                                      1,807,166
                                                          ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments (identified cost basis)         632
Net change in unrealized appreciation on investments       1,603,090
                                                          ----------

NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS                                                1,603,722
                                                          ----------

NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                       $3,410,888
                                                          ==========



The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets







                                                         For the Year      For the Year
                                                        Ended 12/31/97    Ended 12/31/96
                                                       ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                  $     1,807,166   $     1,417,569
Net realized gain (loss) on investments                            632              (335)
Net change in unrealized appreciation (depreciation)
   on investments                                            1,603,090          (217,088)
                                                       ----------------  ----------------
Net increase in net assets from operations                   3,410,888         1,200,146
                                                       ----------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS
   (NOTE 2):

From net investment income                                  (1,768,897)       (1,370,523)
                                                       ----------------  ----------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)        6,714,448         8,678,432
                                                       ----------------  ----------------

Net increase in net assets                                   8,356,439         8,508,055

NET ASSETS:

Beginning of period                                         37,324,878        28,816,823
                                                       ----------------  ----------------

END OF PERIOD (including undistributed net
   investment income of $98,046 and $59,777
   respectively)                                       $    45,681,317   $    37,324,878
                                                       ================  ================




The accompanying notes are an integral part of the financial statements.

Financial Highlights






                                                                                               For the Period
                                                                                                  1/17/94
                                                                                               (commencement
                                                For the Years Ended                            of operations)
                                                     12/31/97          12/31/96    12/31/95     to 12/31/94


Per share data (for a share outstanding
throughtout each period):

NET ASSET VALUE - BEGINNING  OF PERIOD         $               9.98   $   10.07   $    8.98   $         10.00
                                               ---------------------  ----------  ----------  ----------------

Income from investment operations:
   Net investment income                                      0.431       0.422       0.404             0.338
   Net realized and unrealized gain (loss)
      on investments                                          0.384      (0.102)      1.086            (1.020)
                                               ---------------------  ----------  ----------  ----------------

Total from investment operations                              0.815       0.320       1.490            (0.682)
                                               ---------------------  ----------  ----------  ----------------

Less distributions to shareholders:
   From net investment income                                (0.425)     (0.410)     (0.400)           (0.338)
                                               ---------------------  ----------  ----------  ----------------

NET ASSET VALUE - END OF PERIOD                $              10.37   $    9.98   $   10.07   $          8.98
                                               =====================  ==========  ==========  ================

Total return1                                                  8.33%       3.32%      16.78%           (6.82)%

Ratios of expenses (to average net assets) /
    Supplemental Data:
    Expenses                                                   0.61%       0.61%       0.65%           0.79%2
    Net investment income                                      4.36%       4.41%       4.36%           3.82%2

Portfolio turnover                                                2%          6%          0%                6%

NET ASSETS - END OF PERIOD (000'S OMITTED)     $             45,681   $  37,325   $  28,817   $        17,301
                                               =====================  ==========  ==========  ================




1  Represents aggregate total return for the period indicated.
2  Annualized.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.   ORGANIZATION

New York Tax Exempt Series (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Fund are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1997, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as New York Tax Exempt Series Common Stock.

2.   SIGNIFICANT ACCOUNTING POLICIES

     SECURITY VALUATION

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the Service). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Funds Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

Security  transactions  are  accounted  for  on  the  date  the securities are
purchased  or  sold.    Dividend  income  is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

Notes to Financial Statements

     FEDERAL INCOME TAXES
The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

At December 31, 1997, the Fund, for federal income tax purposes, had a capital loss carryforward of $19,812. Of this amount, $1,918 will expire on December 31, 2002, $17,559 will expire on December 31, 2003, and $335 will expire on December 31, 2004.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTIONS OF INCOME AND GAINS

Distributions to shareholders of net investment income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

The Fund hereby designates 100% of its ordinary distributions as tax-exempt dividends for the year ended December 31, 1997.

     OTHER

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements

3.     TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund's average daily net assets. The fee amounted to $207,477 for the year ended December 31, 1997.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $9,959 for the year ended December 31, 1997.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The compensation of the non-affiliated Directors totaled $8,250 for the year ended December 31, 1997.

4.     PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 1997, purchases and sales of securities, other than United States Government securities and short-term securities, were $7,651,687 and $728,750, respectively.


5.     CAPITAL STOCK TRANSACTIONS

     Transactions in shares of New York Tax Exempt Series were:





             For the Year                      For the Year
                Ended 12/31/97                 Ended 12/31/96
             ------------------                ---------------
             Shares              Amount        Shares           Amount
             ------------------  ------------  --------------   -----------

Sold                   880,742   $ 8,945,358        1,002,977   $ 9,923,094
Reinvested             171,409     1,740,404          137,887     1,351,346
Repurchased           (389,781)   (3,971,314)        (260,462)   (2,596,008)
             ------------------  ------------  ---------------  ------------
Total                  662,370   $ 6,714,448          880,402   $ 8,678,432
             ==================  ============  ===============  ============

Notes to Financial Statements

6.     FINANCIAL INSTRUMENTS

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on December 31, 1997.

7.     CONCENTRATION OF CREDIT

The Fund primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issues of New York municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

Independent Accountants Report

TO THE SHAREHOLDERS AND DIRECTORS OF
MANNING & NAPIER FUND, INC.- NEW YORK TAX EXEMPT SERIES:

We have audited the accompanying statement of assets and liabilities of Manning & Napier Fund, Inc.- New York Tax Exempt Series, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the financial highlights table herein. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Manning & Napier Fund, Inc.- New York Tax Exempt Series as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the financial highlights table herein in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
JANUARY 23, 1998

Manning & Napier Fund, Inc.

Ohio Tax Exempt Series

Annual Report
December 31, 1997

Management Discussion and Analysis

Dear Shareholders:

Lets face it, fixed income management is not a high risk profession. Aside from stress, the biggest physical risk fixed income managers face is the continued deterioration of their eyesight. Of course the same can probably be said of any profession which entails reading, writing, or staring at a computer screen for 8 to 10 hours a day. The clinical term for this condition is myopia, a visual defect where distant objects are blurred because their image is focused in front of the retina rather than on the retina itself.
While it is likely that many fixed income professionals suffer from this malady, there is a secondary definition of myopia that is far more endemic in the fixed income investment community today. That definition defines myopia as a shortsightedness in thinking or planning.

For example, when the Labor Department released their employment report at 8:30 A.M. on the first Friday of October, the market responded by driving long-term interest rates down from 6.30% to 6.15%. Later in the morning when a story came across the newswire that a U.S. aircraft carrier was heading toward the Persian Gulf, concerns about oil prices drove long rates back to 6.40%. When it was revealed that the carrier had been scheduled to head to the gulf, the market recovered and long bonds ended the day where they had started at 6.30%. The market for municipal bonds is also subject to such gyrations and those gyrations are symptomatic of the short-term focus of the fixed income markets. Some managers try to act on those gyrations, but that is a tough game to play, and an even tougher game to win.

Rest assured, that is not how Manning & Napier approaches the management of its municipal bond funds. We invest based upon our long-term overview. We do monitor the short- term factors that impact the market, but we do so to see if they strengthen, weaken or have no effect on our long-term overview.

For those of you who are new shareholders, our overview calls for a continuation of the saw-tooth decline in interest rates that has characterized the domestic fixed income market for the last 15 years. That decline can be traced to the globalization of the worlds economy, the resulting increase in the competitive environment, and disinflationary pressure that has resulted from consumers, producers, and policy makers responding to that new environment.

In a competitive global environment, governments have no choice but to enact sound fiscal and monetary policies. Nowhere is that more evident than in the United States. In the early 1990s, the U.S. federal government was running budget deficits in excess of $300 billion. At the time, some of the more negative predictions were calling for deficits exceeding $500 billion. History proved them wrong. Through September, which is the end of the federal governments fiscal year, the trailing 12 month budget deficit had shrunk to an amazingly low $22.3 billion. At the start of the fiscal year, deficit projections had called for a deficit in the neighborhood of $125 billion for fiscal year 1997.

There are two reasons for the dramatic improvement. First, receipts continue to exceed expectations. Some of that can be traced to the fact that this is the seventh year of the economic expansion. It can also be traced to a stock market that is about to post its third consecutive year of double digit returns. That has generated above-average capital gains and associated capital gains taxes. Second, and more interestingly, expenditure growth has been very much restrained. On a year-over-year basis it has been in the neighborhood of 3%. Policy makers do not have direct control over the level of receipts that come in; however, they do control expenditures.

Management Discussion and Analysis

An improved fiscal environment was not limited to the federal government. State and local governments have also seen their situations improve. The same dynamics are at work -- growing receipts and restraint over expenditures. Many municipalities are now running surpluses, and as a result the issuance of new municipal bonds has slowed.

Restraint is not a term often applied to politicians, but that restraint has been driven by the financial markets' ability to enforce fiscal discipline. How so? With the growth of international financial markets, capital flows from one country to another almost seamlessly. Those countries with well-defined property rights, established legal systems, and attractive relative returns will be the most successful when it comes to keeping capital, as well as attracting foreign capital. Sound policies are a key contributor to whether a country offers attractive relative returns. The situation is compounded by the fact that the U.S. is running a rather sizable current account deficit. Because of that, it is even more important that the U.S. attract foreign capital. Otherwise our investment needs cannot be met.

Another investment opinion that has grown out of our long-term overview is the lack of pricing power and the need for producers to strive for productivity gains if they are to remain competitive in the global economy. That is one of the few ways that they can achieve earnings growth, and from an inflation standpoint, it contributes to the disinflationary environment. Manufacturing productivity has been strong throughout the 1990s; it has been the measures of service sector productivity that have appeared lacking. However, over the last year there has been a growing consensus that service sector productivity has been mismeasured. Not only is service sector productivity hard to measure, but the low numbers being reported seem to contradict the incredible investments that firms have made in computers and information processing. That does not even address the high level of merger activity that has permeated all sectors of the economy.

Solid productivity gains help to explain what has occurred in the U.S. economy in 1997, specifically strong growth and declining inflation. During the first quarter of this year, the economy grew at close to a 5% real rate (i.e., 5% over the inflation rate). In the second quarter, real growth was just under 4%, and during the third quarter, growth came in at 3.5%. Those are all solid readings, and intuitively one would expect inflation pressures to build, but over the same period, the Consumer Price Index slowed from a year-over-year rate of 3.3% to 2.2%. The Producer Price Indexs year-over-year growth rate fell from 3% to 0%. Strong growth and declining inflation are typically thought to be mutually exclusive. But that was not the case in 1997, and that was not the case during the 1950s and early 1960s when strong productivity gains allowed growth and low inflation to coexist peacefully.

Both of these big picture items -- declining budget deficits and solid productivity gains -- help to explain why interest rates have fallen over the last 12 months. On the short end of the AAA municipal bond yield curve, specifically one-year paper, rates are actually a touch higher. However, two-year note rates are down 5 to 10 basis points (0.05% to 0.10%) over the last year, and long bond rates have fallen by 40 basis points (0.40%). In fixed income parlance, the yield curve has flattened. From a performance standpoint, falling interest rates mean higher returns; the further out on the yield curve an investor ventured, the better his or her performance.

Management Discussion and Analysis

As of the end of the year, we had positioned the Series in longer-term bonds than its benchmark, the Merrill Lynch Intermediate Municipal Index, in keeping with our overview. For the year ending in December, the Ohio Tax Exempt Series returned 7.92%. By comparison, the benchmark returned 7.69%. This outperformance was achieved despite the fact that the benchmark does not reflect the fees and expenses that real-world investors incur and with a higher quality (i.e., lower credit risk ) portfolio than the benchmark.

What we hope you noticed while you were reading this letter is that none of our conclusions depended upon our opinion of the most recent economic release, they did not depend on a forecast of the economy over the next 6 to 12 months, and they did not depend upon our opinion of what the Federal Reserve is going to do at the next Federal Open Market Committee meeting. As we have stated on more than one occasion, the key to success is to focus on the long-term trends. Manning & Napier has done that. The proof as they say is in the pudding, and the performance of the Series, given its extremely high quality, has been quite good.

We wish you the best for a happy, healthy, and prosperous 1998.

Sincerely,



Manning & Napier Advisors, Inc.

<graphic>
<pie chart>
Data for pie chart to follow:

Portfolio Composition1 - As of 12/31/97

General Obligation Bonds - 72%
Revenue Bonds - 26%
Pre-Refunded Bonds - 2%

1 As a percentage of municipal securities.

<graphic>
<pie chart>
Data for pie chart to follow:

Quality Ratings 2 - As of 12/31/97

Aaa - 83%
Aa - 13%
A - 3%
Not Rated - 1%

2 Using Moody's Ratings, as a percentage of municipal securities.

Performance Update as of December 31, 1997

The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Ohio
Tax Exempt Series from its inception
(2/14/94) to present (12/31/97) as
compared to the Merrill Lynch Intermediate
Municipal Index.1






Manning & Napier Fund, Inc.
Ohio Tax Exempt Series

                                                 Total Return
Through                      Growth of $10,000                  Average
12/31/97                         Investment       Cumulative     Annual

One Year                     $           10,792          7.92%     7.92%
Inception 2                  $           12,228         22.28%     5.32%








Merrill Lynch Intermediate
Municipal Index
                                                Total Return
Through                     Growth of $10,000                  Average
12/31/97                        Investment       Cumulative     Annual

One Year                    $           10,769          7.69%     7.69%
Inception 2                 $           12,406         24.06%     5.71%




<graphic>
<line chart>
Data for the line chart to follow:






             Manning & Napier     Merrill Lynch Intermediate
Date      Ohio Tax Exempt Series       Municipal Index

02/14/94                  10,000                      10,000
12/31/94                   9,377                       9,709
12/31/95                  10,985                      11,009
12/31/96                  11,331                      11,520
12/31/97                  12,228                      12,406



The unmanaged Merrill Lynch Intermediate Municipal Index is a market value weighted measure of approximately 184 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

2 The Fund and Index performance numbers are calculated from February 14, 1994, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - December 31, 1997






                                                        Principal     Value
                                                          Amount    (Note 2)


OHIO MUNICIPAL SECURITIES - 96.0%

Akron Bath Copley Joint Twnshp. Childrens Hos.
   Med. Ctr., Revenue Bond, 7.45%, 11/15/2020           $   50,000  $ 55,422
Akron Limited Tax, G.O. Bond, 4.10%, 12/1/2001              65,000    65,255
Akron Waterworks, Revenue Management Bond,
   5.70%, 3/1/2007                                         100,000   108,307
Allen County, G.O. Bond, 5.30%, 12/1/2007                  100,000   105,131
Amherst Police & Jail Facility, G.O. Bond, 5.375%,
   12/1/2012                                                50,000    52,077
Avon Lake, G.O. Bond, 5.70%, 12/1/2006                      60,000    64,391
Avon Lake, G.O. Bond, 6.00%,12/1/2009                       40,000    43,336
Bedford Heights, G.O. Bond, Series A, 5.65%,
   12/1/2014                                                60,000    65,349
Belmont County, G.O. Bond, 5.15%, 12/1/2010                100,000   102,793
Bexley City School District, G.O. Bond, 6.50%,
   12/1/2016                                                20,000    22,069
Brecksville-Broadview Heights City School
   District, G.O. Bond, 5.25%, 12/1/2021                   115,000   115,090
Chagrin Falls Exempt Village School District,
   G.O. Bond, 5.55%, 12/01/2022                            100,000   102,799
Cincinnati, G.O. Bond, 4.60%,12/1/2003                      50,000    51,116
Clermont County Hospital Facilities Mercy Health
   Care System, Revenue Bond, Series A, 7.625%,
   1/1/2015                                                 25,000    25,500
Cleveland City School District, G.O. Bond, 5.875%,
   12/1/2011                                               125,000   133,456
Cleveland Waterworks Revenue Ref. & Impt. - First
   Meeting, Revenue Bond, Series H, 5.50%,
   1/1/2010                                                170,000   181,451
Cleveland Waterworks, Revenue Bond, 1st Mtg.,
   Series G, 5.50%, 1/1/2013                               100,000   106,981
Columbus, G.O. Bond, Series 1, 5.25%, 9/15/2018            195,000   197,449
Columbus Limited Tax, G.O. Bond, Series A, 4.85%,
   7/1/2004                                                 50,000    51,817
Columbus Sewer Improvement Number 28, G.O.
   Bond, 6.00%, 5/1/2011                                   155,000   169,511
Columbus, G.O. Bond, Series D, 5.50%, 9/15/2008             50,000    53,481
Crawford County, G.O. Bond, 6.75%, 12/1/2019               175,000   199,958
Cuyahoga County, G.O. Bond, Series A, 4.30%,
   10/1/1999                                                50,000    50,333
Cuyahoga Falls, G.O. Bond, 7.20%, 12/1/2010                 75,000    80,889
Delaware City School District, Construction & Impt.,
   G.O. Bond, Series B, 5.20%, 12/1/2016                   100,000   100,796
Dublin City School District, G.O. Bond, 5.00%,
   12/1/2019                                               300,000   295,395
Fairfield County Hospital Impt., Lancaster-Fairfield
   Community Hospital, Revenue Bond, 7.00%, 6/15/2012       50,000    55,453




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1997






                                                               Principal     Value
                                                                 Amount    (Note 2)


OHIO MUNICIPAL SECURITIES (continued)
Findlay Water, Revenue Bond, 5.45%, 11/1/2008                  $  100,000  $105,505
Franklin County, G.O. Bond, 4.95%, 12/1/2004                       50,000    52,141
Franklin County, G.O. Bond, 5.50%, 12/1/2013                      100,000   104,501
Gahanna-Jefferson City School District, G.O. Bond,
   4.75%, 12/1/1999                                                50,000    50,737
Green Local School District - Summit, G.O. Bond,
   5.20%, 12/1/2003                                                75,000    78,890
Greene County Sewer System, Revenue Bond, 5.50%,
   12/1/2018                                                       30,000    30,792
Hamilton County Building Impt. - Museum Center,
   G.O. Bond, 5.85%, 12/1/2001                                     50,000    51,090
Hamilton County Sewer System Ref. & Impt. - Metro
   Sewer District, Revenue Bond, Series A, 4.75%,
   12/1/2000                                                       50,000    53,340
Hamilton County Sewer System Ref. & Impt. - Metro
   Sewer District, Revenue Bond, Series A, 5.00%,
   12/1/2014                                                      125,000   125,127
Hilliard School District, G.O. Bond, 6.35%,
   12/1/2003                                                       60,000    66,694
Hilliard School District, G.O. Bond, Series A, 5.00%,
   12/1/2020                                                      225,000   220,777
Indian Lake Local School District Construction &
   Improvement, G.O. Bond, 5.375%, 12/1/2023                      220,000   222,602
Kettering City School District  School Impt., G.O.
   Bond, 5.30%, 12/1/2014                                         125,000   128,019
Kettering City School District, G.O. Bond, 4.85%,
   12/1/2006                                                       40,000    41,530
Kettering City School District, G.O. Bond, 5.25%,
   12/1/2022                                                       60,000    60,040
Kings Local School District, G.O. Bond, 5.50%,
   12/1/2021                                                      115,000   117,809
Lakewood City School District, G.O. Bond, 5.55%,
   12/1/2013                                                      100,000   104,019
Lakota Local School District, G.O. Bond, 5.75%,
   12/1/2006                                                       50,000    54,546
Lakota Local School District, G.O. Bond, 7.00%,
   12/1/2008                                                      100,000   121,876
Lakota Local School District, G.O. Bond, 7.90%,
   12/1/2011                                                       45,000    46,691
Mahoning County Limited Tax, G.O. Bond, 5.65%,
   12/1/1998                                                       20,000    20,343
Mahoning County, G.O. Bond, 5.70%, 12/1/2009                      150,000   161,536
Mason City School District, G.O. Bond, 5.00%,
   12/1/2007                                                      120,000   124,521
Mentor, G.O. Bond, 5.25%, 12/01/2017                              100,000   100,906
Montgomery County, G.O. Bond, 5.30%, 9/1/2007                      65,000    68,383
Montgomery County, Moraine-Beaver Creek Sewers,
   Revenue Bond, 5.60%, 9/1/2011                                  100,000   105,110
North Canton City School District, G.O. Bond,
   5.85%, 12/1/2007                                                40,000    43,941
North Olmstead, G.O. Bond, 6.20%, 12/1/2011                       200,000   230,160
Northwood Local School District, G.O. Bond, 5.55%, 12/1/2006       65,000    70,867



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1997








                                                         Principal     Value
                                                           Amount    (Note 2)


 OHIO MUNICIPAL SECURITIES (continued)
Northwood Local School District, G.O. Bond, 6.20%,
   12/1/2013                                             $   40,000  $ 44,214
Ohio, G.O. Bond, 6.50%, 8/1/2011                             50,000    54,339
Ohio Building Authority, Local Jail Grant, Revenue
   Bond, Series A, 4.65%, 10/1/2005                          50,000    51,124
Ohio Building Authority, State Facilities -
   Administration Building, Revenue Bond, 5.50%,
   10/1/2005                                                 50,000    53.899
Ohio Higher Education Facility, University of Dayton
   Project, Revenue Bond, 5.80%, 12/1/2019                  100,000   106,211
Ohio Public Facilities, Higher Education, Revenue
   Bond, Series II-A, 4.25%, 12/1/2002                       50,000    50,308
Ohio State Infrastructure Improvement, G.O. Bond,
   5.20%, 8/1/2010                                          250,000   261,232
Ohio State Turnpike, Revenue Bond, Series A,
   5.70%, 2/15/2017                                         125,000   132,090
Ohio State Turnpike, Revenue Bond, Series A,
   5.40%, 2/15/2009                                         250,000   266,090
Ohio State Water Development Authority Ref. &
 Impt. - Pure Water, Revenue Bond, 5.75%,
   12/1/2005                                                 60,000    64,712
Ohio State Water Development Authority Pure Water,
   Revenue Bond, Series I, 6.00%, 12/1/2016                  40,000    43,801
Ohio State Water Development Authority, Pollution
   Control Facility, Revenue Bond, 5.25%, 12/1/2014         100,000   100,985
Ottawa County, G.O. Bond, 5.45%, 9/1/2006                    30,000    32,364
Pickerington Local School District Construction &
   Impt., G.O. Bond, 5.375%, 12/1/2019                      150,000   151,207
Pickerington Water Systems Improvements, G.O.
   Bond, 5.85%, 12/1/2013                                    50,000    54,063
Reynoldsburg City School District, G.O. Bond, 6.55%,
   12/1/2017                                                175,000   196,042
Rocky River City School District, G.O. Bond, Series A,
    6.375%, 12/1/1998                                        25,000    25,590
Rocky River City School District, G.O. Bond, Series A,
   6.90%, 12/1/2011                                          50,000    54,734
Rural Lorain Water Authority Ref. & Impt., Revenue
   Bond, 5.30%, 10/1/2012                                   110,000   113,042
South-Western City School District, Franklin &
   Pickway Counties, G.O. Bond, 4.80%, 12/1/2006            100,000   102,794
Stark County Hospital, Doctors Hospital, Inc.,
   Revenue Bond, 8.625%, 4/1/2018                            30,000    30,950
Stark County, G.O. Bond, 5.70%, 11/15/2017                  100,000   104,755
Summit County, G.O. Bond, 5.75%, 12/1/2008                  175,000   189,030



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1997






                                                     Principal      Value
                                                       Amount     (Note 2)


OHIO MUNICIAPL SECURITIES (continued)
Toledo Sewer System, Revenue Bond, 6.35%,
   11/15/2017                                        $  185,000  $  207,518
Toledo, G.O. Bond, 5.95%, 12/1/2015                     175,000     190,703
Trumbull County, G.O. Bond, 6.20%, 12/1/2014            100,000     111,348
Warren, G.O. Bond, 5.20%, 11/15/2013                     50,000      53,027
Warren County Waterworks, Revenue Bond, 6.00%,
   12/1/2014                                            100,000     108,205
Warren County Waterworks, Revenue Bond, 5.45%,
   12/1/2015                                            140,000     144,338
Westlake Ref. & Impt., G.O. Bond, 5.50%, 12/1/2020      295,000     306,900
Wood County, G.O. Bond, 5.40%, 12/1/2013                 50,000      51,921
Youngstown, G.O. Bond, 6.125%, 12/1/2014                 50,000      54,829
                                                                 -----------

TOTAL MUNICIPAL SECURITIES
   (Identified Cost $8,395,709)                                   8,930,463
                                                                 -----------

SHORT-TERM INVESTMENTS - 3.4%
   Dreyfus Municipal Reserves
   (Identified Cost $319,128)                           319,128     319,128
                                                                 -----------

TOTAL INVESTMENTS - 99.4%
   (Identified Cost $8,714,837)                                   9,249,591

OTHER ASSETS, LESS LIABILITIES - 0.6%                                56,387
                                                                 -----------

NET ASSETS - 100%                                                $9,305,978
                                                                 ===========



Key -
G.O. Bond - General Obligation Bond
Hos. - Hospital
Med. Ctr. - Medical Center
Rev. Bond - Revenue Bond
Impt. -  Improvement
Ref. - Refunding







FEDERAL TAX INFORMATION:

At December 31, 1997, the net unrealized appreciation based on identified cost for federal income tax purposes of $8,714,837 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                    $540,222

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                    (5,468)
                                                                 ---------

UNREALIZED APPRECIATION - NET                                    $534,754
                                                                 =========



The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities








DECEMBER 31, 1997

ASSETS:

Investments, at value (Identified Cost $8,714,837)(Note 2)  $9,249,591
Interest receivable                                             73,787
Prepaid expense                                                    348
                                                            -----------

TOTAL ASSETS                                                 9,323,726
                                                            -----------


LIABILITIES:

Accrued Management fees (Note 3)                                 3,924
Accrued Directors' fees (Note 3)                                 1,645
Transfer Agent fees (Note 3)                                       188
Audit fee payable fees (Note 3)                                 10,842
Other payables and accrued expenses                              1,149
                                                            -----------

TOTAL LIABILITIES                                               17,748
                                                            -----------

NET ASSETS FOR 883,723 SHARES OUTSTANDING                   $9,305,978
                                                            ===========

NET ASSETS CONSIST OF:

Capital stock                                               $    8,837
Additional paid-in-capital                                   8,755,613
Undistributed net investment income                              7,553
Accumulated net realized loss on investments                      (779)
Net unrealized appreciation on investments                     534,754
                                                            -----------

TOTAL NET ASSETS                                            $9,305,978
                                                            ===========

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($9,305,978/883,723 shares)                                 $    10.53
                                                            ===========



The accompanying notes are an integral part of the financial statements.

Statement of Operations







For the Year Ended December 31, 1997

INVESTMENT INCOME:

Interest                                                  $449,703
                                                          ---------

EXPENSES:

Management fees (Note 3)                                    43,617
Directors' fees (Note 3)                                     8,250
Transfer agent fees (Note 3)                                 2,094
Audit fee                                                    8,666
Custodian fee                                                3,000
Miscellaneous                                                3,290
                                                          ---------

Total Expenses                                              68,917
                                                          ---------

NET INVESTMENT INCOME                                      380,786
                                                          ---------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized loss on investments (identified cost basis)      (779)
Net change in unrealized appreciation on investments       296,013
                                                          ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                                           295,234
                                                          ---------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $676,020
                                                          =========


The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets







                                                          For the Year      For the Year
                                                          Ended 12/31/97    Ended 12/31/96

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
  Net investment income                                   $       380,786   $       304,727
  Net realized gain (loss) on investments                            (779)            3,259
  Net change in unrealized appreciation on investments            296,013           (51,282)
                                                          ----------------  ----------------

  Net increase in net assets from operations                      676,020           256,704
                                                          ----------------  ----------------


DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
  From net investment income                                     (375,341)         (303,669)
  From net realized gain on investments                                --            (1,397)
                                                          ----------------  ----------------

Total distributions to shareholders                              (375,341)         (305,066)
                                                          ----------------  ----------------

CAPITAL STOCK ISSUED AND REPURCHASED:
  Net increase in net assets from capital share
  transactions (Note 5)                                         1,307,744         1,602,341
                                                          ----------------  ----------------

Net increase in net assets                                      1,608,423         1,553,979

NET ASSETS:
  Beginning of period                                           7,697,555         6,143,576
                                                          ----------------  ----------------

  END OF PERIOD (including undistributed net investment
   income of $7,553 and $2,108, respectively)             $     9,305,978   $     7,697,555
                                                          ================  ================



The accomanying notes are an integral part of the financial statements.

Financial Highlights







                                                                                   For the Period
                                                                                           2/14/94
                                                                                     (commencement
                                                For the Years Ended                of operations)
                                                12/31/97    12/31/96    12/31/95   to 12/31/94

PER SHARE DATA (FOR A SHARE OUTSTANDING
 THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING  OF PERIOD         $   10.18   $   10.31   $    9.18   $         10.00
                                               ----------  ----------  ----------  ----------------

Income from investment operations:
   Net investment income                           0.446       0.439       0.419             0.205
   Net realized and unrealized gain (loss)
      on investments                               0.344      (0.129)      1.136            (0.828)
                                               ----------  ----------  ----------  ----------------

Total from investment operations                   0.790       0.310       1.555            (0.623)
                                               ----------  ----------  ----------  ----------------

Less distributions to shareholders:
   From net investment income                     (0.440)     (0.438)     (0.425)           (0.197)

   From net realized gain on investments              --      (0.002)         --                --
                                               ----------  ----------  ----------  ----------------

Total distributions to shareholders               (0.440)     (0.440)     (0.425)           (0.197)
                                               ----------  ----------  ----------  ----------------

NET ASSET VALUE - END OF PERIOD                $   10.53   $   10.18   $   10.31   $          9.18
                                               ==========  ==========  ==========  ================

Total return 1                                      7.92%       3.16%      17.14%           (6.23)%

Ratios of expenses (to average net assets) /
   Supplemental Data:
    Expenses*                                       0.79%       0.85%       0.85%           0.85%2
    Net investment income*                          4.37%       4.40%       4.50%           4.03%2

Portfolio turnover                                    12%          2%          1%                2%

NET ASSETS - END OF PERIOD (000's omitted)     $   9,306   $   7,698   $   6,144   $         3,901
                                               ==========  ==========  ==========  ================




* The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Fund's expenses. If these expenses had been incurred by the Fund, the net investment income per share and the ratios would have been as follows:







Net investment income            N/A  $0.437   $0.411   $ 0.141
Ratios (to average net assets):
   Expenses                      N/A    0.87%    0.94%   2.07%2
   Net investment income         N/A    4.38%    4.41%   2.81%2




1 Represents aggregate total return for the period indicated.
2 Annualized.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements
1.     ORGANIZATION

Ohio Tax Exempt Series (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Fund are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1997, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Ohio Tax Exempt Series Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

     SECURITY VALUATION

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the Service). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Funds Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision of the Funds Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

Security  transactions  are  accounted  for  on  the  date  the securities are
purchased  or  sold.    Dividend  income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

     FEDERAL INCOME TAXES

The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

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

Notes to financial Statements

2.     SIGNIFICANT ACCOUNTING POLICIES (continued)

     FEDERAL INCOME TAXES (continued)
At December 31, 1997, the Fund, for federal income tax purposes, had a capital loss carry forward of $779 that will expire December 31, 2005.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTIONS OF INCOME AND GAINS

Distributions  to  shareholders  of  tax  exempt  income  are  made quarterly.
Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

The Fund hereby designates 100% of its ordinary distributions as tax-exempt dividends for the year ended December 31, 1997.

     OTHER

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund's average daily net assets. The fee amounted to $43,617 for the year ended December 31, 1997.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all

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Notes to Financial Statements

3.     TRANSACTIONS WITH AFFILIATES (continued)
Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $2,094 for the year ended December 31, 1997.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The compensation of the non-affiliated Directors totaled $8,250 for the year ended December 31, 1997.

4.     PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 1997, purchases and sales of securities, other than United States Government securities and short-term securities, were $2,177,474 and $1,032,369, respectively.

5.     CAPITAL STOCK TRANSACTIONS

     Transactions in shares of Ohio Tax Exempt Series were:






             For the Year                   For the Year
             Ended 12/31/97                 Ended 12/31/96
             --------------                 --------------
             Shares           Amount        Shares           Amount
             --------------   -----------   --------------   ----------
Sold                312,374   $ 3,225,466          187,378   $1,880,010
Reinvested           34,046       351,939           30,485      305,066
Repurchased        (219,088)   (2,269,661)         (57,415)    (582,735)
             ---------------  ------------  ---------------  -----------
Total               127,332   $ 1,307,744          160,448   $1,602,341
             ===============  ============  ===============  ===========



6.     FINANCIAL INSTRUMENTS

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on December 31, 1997.

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

Notes to Financial Statements

7.     CONCENTRATION OF CREDIT

The Fund primarily invests in debt obligations issued by the State of Ohio and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issues of Ohio municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

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Independent Accountants Report

TO THE SHAREHOLDERS AND DIRECTORS OF
MANNING & NAPIER FUND, INC.- OHIO TAX EXEMPT SERIES:

We have audited the accompanying statement of assets and liabilities of Manning & Napier Fund, Inc.- Ohio Tax Exempt Series, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the financial highlights table herein. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Manning & Napier Fund, Inc.- Ohio Tax Exempt Series as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the financial highlights table herein in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
JANUARY 23, 1998

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